UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08510
Matthews International Funds

(Exact name of registrant as specified in charter)
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Address of principal executive offices) (Zip code)
G. Paul Matthews, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Name and address of agent for service)
registrant’s telephone number, including area code: 415-788-6036
Date of fiscal year end: December 31
Date of reporting period: June 30, 2005
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

MESSAGE TO SHAREHOLDERS

FROM THE INVESTMENT ADVISOR
Dear Shareholder,
We are pleased to provide you with the semi-annual report for the Matthews Asian Funds for the period ended June 30, 2005. In general, the first six months of 2005 were a positive period for Asian economies but saw mixed returns from the financial markets. For the seven funds that comprise the fund series, returns ranged from a gain of 11.52% for the Matthews Korea Fund to a decline of 4.47% for the Matthews Japan Fund. Relative to comparable Asian funds, the performance of the Matthews Asian Funds in the first six months was also mixed, with a strong relative showing for the Matthews Korea Fund and somewhat disappointing relative performance for the Matthews China Fund. Performance relative to the appropriate benchmarks over this period is discussed in greater detail in the individual Fund commentaries.
Generally speaking, investment sentiment in the first six months of 2005 was dominated by rising oil prices and higher U.S. interest rates, and in this environment, some of the best-performing stocks and sectors in Asia were in the energy sector. While many of the Funds have positions in Asian energy companies, we have generally been underweight the sector, and this had some impact on relative performance. On the other hand, the strong absolute performance of the Korean equity market was the biggest positive contributor to performance for the fund family’s regionally diversified funds.
Asian economic performance in the first six months of 2005 continued to be dominated by the growth of the mainland Chinese economy, which reported a 9% increase for the period. This growth rate continued in spite of efforts by the authorities to dampen growth in certain sectors amid concerns that this rate of growth would eventually lead to imbalances in the economy and rising inflation. It would appear that this strategy has had some success in some sectors, but has not slowed the Chinese economy as a whole. During the period, China continued to take steps toward further financial reform—in particular, through selling stakes in major banks and other financial institutions to foreign entities, and listing others on overseas exchanges.
While we believe that the authorities in China would have liked to have been able to take this process further before changing the decade-old link of the yuan to the U.S. dollar, the pressure to take some action proved irresistible. July’s surprise announcement
2    MATTHEWS ASIAN FUNDS

JUNE 30, 2005

of a modest revaluation of the yuan and a change in the rate-setting mechanism came sooner than we had expected. We believe that this move will likely have a number of effects on the mainland economy and its neighbors, not all of which will be positive. Overall, however, we believe that while it falls far short of a free float, the move to a marginally more flexible system will require that China’s financial system reforms accelerate and raises the bar for China’s success.
Currency issues aside, the Chinese equity markets in the first half of the year saw a dramatic divergence between local “A” share performance and the performance of offshore proxies and plays on the growth of “greater China.” For example, the Shanghai A Share index of locally listed companies declined by 13.0% in the first half of the year, while the MSCI China Index gained 5.2%. We believe that over the long term, China’s markets will continue to open up. We also believe that until the currency is truly convertible, divergence between different categories of Chinese securities over short time periods is inevitable.
Elsewhere in the region, economic performance remained generally positive, although Japan continued to show only modest growth. Merger-and-acquisition activity in Japan emerged in the period as a new potential theme for investors. We believe that the pressure to embrace corporate reform in Japan is increasing as competition from other Asian economies grows. The region continues to see increased cross-border investments, and we believe that Japan is increasingly embracing regionalism—albeit reluctantly. While this trend was challenged in the first half of the year by rising tensions between China and Japan over a number of issues, we believe that the big picture remains one of greater integration in the region.
South Korea enjoyed particularly strong stock market returns in the first half of the year, and its indices are now flirting with multi-year highs in local currency terms. This performance was in spite of generally disappointing economic numbers in the first half, which allowed the Korean central bank to be one of the few around the world to reduce interest rates over the period. Korean equity markets remain dominated by a small number of very large companies, but they are clearly less
800.789.ASIA[2742]   www.matthewsfunds.com   3

MESSAGE TO SHAREHOLDERS

dominated by Chaebol groups than was the case prior to the financial crisis. As always, the North Korean situation remains highly unpredictable, but investors have been encouraged by recent developments.
The countries and economies that are in close proximity to China continued to benefit from China’s performance in the first half of the year, and this helped stock markets in Hong Kong and Singapore show positive returns over the period. Taiwan performed less well but rallied in the second quarter, led by technology stocks. In South Asia, where the Funds generally have only modest positions, the Indonesian market rallied over the period, while the Thai market was modestly lower. The economic impact of last year’s tsunami proved only modest although the human tragedy was enormous. The Philippines was again roiled by political scandal and was unable to sustain gains made in the early part of the year.
The Indian economy and markets continued to perform well in the first half of the year, and we have been increasing our exposure to that market modestly, as well as stepping up our visits to meet management in that country. Australian stocks also performed well in the first half, helped by continued buoyancy in many commodity markets.
Thank you for your continued support of the Matthews Asian Funds.
G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC
Mark W. Headley
President and Portfolio Manager
Matthews International Capital Management, LLC
4   MATTHEWS ASIAN FUNDS

JUNE 30, 2005

REDEMPTION FEE POLICY
The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts that cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.
INVESTOR DISCLOSURE
Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.
Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus or Statement of Additional Information for more risk disclosure.
Fund Holdings: The Fund holdings shown in this report are as of June 30, 2005. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the first of which was filed for the quarter ended November 30, 2004. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Matthews Asian Funds publishes quarterly reports containing the information filed in the form N-Q, copies of which may be obtained by visiting the Funds’ website at www.matthews-funds.com or by calling 1-800-789-ASIA [2742].
Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2005, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.
This report is submitted for the general information of the shareholders of the Matthews Asian Funds. It is authorized for distribution only if preceded or accompanied by a current Matthews Asian Funds prospectus. Additional copies of the prospectus may be obtained by calling 1-800-789-ASIA [2742] or can be downloaded from the Funds’ website at www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Funds.
The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.
800.789.ASIA[2742]   www.matthewsfunds.com  5

MATTHEWS PACIFIC TIGER FUND

PORTFOLIO MANAGEMENT	SYMBOL: MAPTX
Lead Manager: Mark W. Headley
Co-Manager: G. Paul Matthews
The Matthews Pacific Tiger Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.
PORTFOLIO MANAGER COMMENTARY
For the six-month period ended June 30, 2005, the Matthews Pacific Tiger Fund gained 3.15%, versus a rise of 5.65% for the MSCI All Country Far East ex-Japan Index and a gain of 5.50% for the Lipper Pacific ex-Japan Funds Category Average. The Fund’s performance was negatively affected by a substantial markdown of a small holding in a Hong Kong-based industrial company that is likely under liquidation. This is the second time in the Fund’s almost 11-year history that a company in the portfolio has failed.
The Matthews Pacific Tiger Fund has seen strong performance from holdings in the consumer sector as well as in information technology. Several of the Fund’s long-term core holdings in the financial sector have been a source of some weakness so far this year, although several bank holdings performed well. The significant exposure to financials and the failure of the company mentioned above were primary contributors to the Fund’s underperformance over the period. Korea was the most powerful contributor on a country basis. Solid returns were also seen from Taiwan,
Indonesia, Hong Kong, Singapore and India. Only Thailand showed real weakness during the period.
The Fund’s long-term search for companies that drive their own growth has led to a portfolio with no exposure to pure energy companies. Such companies have generally performed very well over the past 12 months, and the Fund’s lack of exposure to them has hurt relative performance.
Generally, the Fund remains strongly overweight consumer-related companies combined with financials, technology and telecommunications. The most significant shift in the period was the additional exposure to companies in Taiwan, a market where we have long been very cautious but are finding a strong combination of growth and value in select companies. The Fund remains weighted toward domestically driven companies in Asia, with a portfolio that has exposure to a wide range of small, medium and large companies.
6  MATTHEWS ASIAN FUNDS

JUNE 30, 2005

FUND AT A GLANCE	Fund Inception: 9/12/94
PERFORMANCE AS OF JUNE 30, 2005

				Average Annual Total Returns
							SINCE
	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION
Matthews Pacific Tiger Fund	3.21%	3.15%	27.90%	20.90%	8.57%	7.43%	6.61%
MSCI All Country Far East ex-Japan Index[1]	3.76%	5.65%	25.56%	15.74%	3.33%	– 0.28%	– 0.66	%*
Lipper Pacific ex-Japan Funds Category Avg[2]	3.29%	5.50%	28.16%	15.97%	4.64%	3.73%	1.90	%*
Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

*	Calculated from 8/31/94
OPERATING EXPENSES (ANNUALIZED)3

For the six months ended 6/30/05**	1.32%
For Calendar Year 2004 **	1.43%
For Fiscal Year 2004 (ended 12/31/04)***†	1.36%
PORTFOLIO TURNOVER4

For the six months ended 6/30/05 (annualized)**	4.00%
For Calendar Year 2004 **	16.27%
For Fiscal Year 2004 (ended 12/31/04)***†	3.82%

**	Unaudited

***	Audited

†	For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.
COUNTRY ALLOCATION††

China/Hong Kong	32.1%
South Korea	24.9%
Singapore	13.0%
Taiwan	8.8%
India[1]	7.3%
Thailand	6.4%
Indonesia	4.8%
Philippines	0.2%
Cash and other	2.5%
SECTOR ALLOCATION††

Financials	28.3%
Information Technology	19.3%
Consumer Discretionary	16.7%
Consumer Staples	14.4%
Telecom Services	9.4%
Industrials	6.4%
Health Care	3.0%
Cash and other	2.5%
MARKET CAP EXPOSURE††

Large cap (over $5 billion)	33.1%
Mid cap ($1-$5 billion)	50.6%
Small cap (under $1 billion)	13.8%
Cash and other	2.5%

††	Figures have been rounded to total 100.0%

NAV	NET ASSETS	REDEMPTION FEE	12B-1 FEES
$16.40	$1.12 billion	2.00% within 90 calendar days	None
All data is as of June 30, 2005, unless otherwise noted.

[1]	The MSCI All Country Far East ex-Japan Index is a free float-adjusted market capitalization-weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of 6/30/05, 7.28% of the assets in the Matthews Pacific Tiger Fund were invested in India, which is not included in the MSCI All Country Far East ex-Japan Index. Source: Bloomberg.

[2]	As of 6/30/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 57 funds for the three-month, YTD and one-year periods; 54 funds for the three-year period; 42 funds for the five-year period; 23 funds for the 10-year period; and 13 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
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MATTHEWS PACIFIC TIGER FUND

SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: 97.50%*

	SHARES	VALUE

CHINA/HONG KONG: 32.07%
Swire Pacific, Ltd. A Shares	4,379,000	$38,740,993
Giordano International, Ltd.	54,903,000	37,798,359
Dah Sing Financial Group	5,475,200	36,637,550
Television Broadcasts, Ltd.	5,538,700	31,289,272
Lenovo Group, Ltd.	99,932,000	29,577,094
Hang Lung Group, Ltd.	15,670,000	27,827,307
Shangri-La Asia, Ltd.	17,566,000	27,125,466
China Mobile HK, Ltd.	5,306,717	19,769,587
PICC Property and Casualty Co., Ltd. H Shares **	73,006,000	18,319,611
Cosco Pacific, Ltd.	8,406,000	16,333,882
Travelsky Technology, Ltd. H Shares	18,217,000	15,471,908
Sa Sa International Holdings, Ltd.	31,184,000	15,248,900
China Mobile HK, Ltd. ADR	775,850	14,423,051
Li Ning Co., Ltd.	22,462,000	10,694,814
Vitasoy International Holdings, Ltd.	26,670,750	8,751,822
Asia Satellite Telecommunications Holdings, Ltd.	3,946,100	6,906,056
China Pharmaceutical Group, Ltd. **	24,935,000	5,101,872
Moulin Global Eyecare Holdings, Ltd. ***	16,266,000	104,658

Total China/Hong Kong		360,122,202

SOUTH KOREA: 24.88%
Hana Bank	1,452,607	$38,895,325
AmorePacific Corp.	140,920	37,324,389
Hite Brewery Co., Ltd.	328,957	28,364,393
Samsung Electronics Co., Ltd.	52,593	25,114,492
S1 Corp.	565,270	24,042,417
Nong Shim Co., Ltd.	77,178	22,381,247
Samsung Securities Co., Ltd.	801,260	21,532,168
NHN Corp. **	170,716	17,657,431
SK Telecom Co., Ltd.	92,955	16,353,610
Kookmin Bank	335,620	15,264,303
GS Home Shopping, Inc.	171,963	12,450,487
SK Telecom Co., Ltd. ADR	362,100	7,386,840
Pulmuone Co., Ltd.	236,540	7,362,579
Kookmin Bank ADR	115,300	5,255,374

Total South Korea		279,385,055

SINGAPORE: 12.99%
DBS Group Holdings, Ltd.	4,444,750	37,702,005
Venture Corp., Ltd.	3,725,800	35,360,679
Hyflux, Ltd.	12,418,125	31,232,227
Fraser and Neave, Ltd.	2,985,550	27,803,859
Parkway Holdings, Ltd.	12,339,000	13,760,014

Total Singapore		145,858,784

TAIWAN: 8.80%
Hon Hai Precision Industry Co., Ltd.	7,619,688	39,571,860
Taiwan Semiconductor Manufacturing Co., Ltd.	17,218,949	29,953,089
President Chain Store Corp.	11,753,000	23,153,503
Taiwan Mobile Co., Ltd.	5,918,000	6,090,822

Total Taiwan		98,769,274

8   MATTHEWS ASIAN FUNDS

JUNE 30, 2005

	SHARES	VALUE

INDIA: 7.28%
Infosys Technologies, Ltd.	437,126	$23,705,351
HDFC Bank, Ltd.	1,085,883	15,838,031
Cipla, Ltd.	2,084,723	15,037,818
Hero Honda Motors, Ltd.	1,019,800	13,565,275
Bank of Baroda	3,000,492	13,547,937

Total India		81,694,412

THAILAND: 6.42%
Advanced Info Service Public Co., Ltd.	14,708,200	34,879,700
Bangkok Bank Public Co., Ltd.	11,850,800	30,971,238
Serm Suk Public Co., Ltd.	12,778,700	6,246,334

Total Thailand		72,097,272

INDONESIA: 4.81%
PT Ramayana Lestari Sentosa	228,535,500	21,073,970
PT Astra International, Inc.	14,291,730	18,596,821
PT Bank Central Asia	38,758,500	14,296,168

Total Indonesia		53,966,959

PHILIPPINES: 0.25%
SM Prime Holdings, Inc.	21,119,000	$2,829,701

Total Philippines		2,829,701

TOTAL INVESTMENTS: 97.50%		1,094,723,659
(Cost $875,586,119****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.50%		28,041,076

NET ASSETS: 100.00%		$1,122,764,735

*	As a percentage of net assets as of June 30, 2005

**	Non-income producing security

***	Valued at fair value under direction of the Board of Trustees (Note 1-A)

****	Cost for Federal tax purposes is $876,111,649 and net unrealized appreciation consists of:

Gross unrealized appreciation
Gross unrealized depreciation	$255,588,521
Net unrealized appreciation	(36,976,511)

ADR American Depositary Receipt	$218,612,010

See accompanying notes to financial statements.
800.789.ASIA [2742]  www.matthewsfunds.com  9

MATTHEWS ASIAN GROWTH AND INCOME FUND

PORTFOLIO MANAGEMENT	SYMBOL: MACSX
Lead Manager: G. Paul Matthews
Co-Manager: Andrew T. Foster
The Matthews Asian Growth and Income Fund invests at least 80% of its assets in the dividend-paying equity securities and convertible bonds of companies located in Asia, which includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.
Note: This fund is closed to most new investors.
PORTFOLIO MANAGER COMMENTARY
For the first six months of 2005, the Matthews Asian Growth and Income Fund gained 4.92%, marginally underperforming the MSCI All Country Far East ex-Japan Index, which gained 5.65%, and the Lipper Pacific ex-Japan Funds Category Average, which gained 5.50%. The portfolio’s near 20% weighting in convertible and straight corporate bonds could not keep pace with the equity component during the period and was the main reason for the underperformance.
During the six-month period, the Fund gained most from its positions in South Korea, led by an unusual combination of banks and export-oriented companies. The second-highest contributor to performance by country was Hong Kong, while returns from the Fund’s positions in Thailand and Indonesia contributed negatively over the period. By sector, overall returns were strongest from the financial, energy and property sectors, while some of the Fund’s holdings in the advertising and media sectors were negative contributors. At the beginning of the period, the Fund’s exposure to convertible and other bonds accounted for approximately 17% of the portfolio; this had been increased as of June 30 to just under 20%. This slight increase in the bond exposure was in response to what has been a prolonged period of outperformance by equities in the region.
The region continues to grapple with rising oil prices and concerns that demand may wane in key export markets. Domestically, we believe that the outlook for growth generally appears relatively healthy. While this domestic demand may be vulnerable to unexpected external shocks, such as disruption caused by a natural disaster or terrorist attack, we believe that it is likely to prove resilient over the longer term. Consensus earnings expectations are not overly optimistic, in our opinion, and we believe that valuations in the region remain reasonable.
10  MATTHEWS ASIAN FUNDS

JUNE 30, 2005

FUND AT A GLANCE	Fund Inception: 9/12/94
PERFORMANCE AS OF JUNE 30, 2005

				Average Annual Total Returns
							SINCE
	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION
Matthews Asian Growth and Income Fund	4.27%	4.92%	22.66%	19.94%	16.82%	12.03%	11.32%
MSCI All Country Far East ex-Japan Index[1]	3.76%	5.65%	25.56%	15.74%	3.33%	– 0.28%	– 0.66%
Lipper Pacific ex-Japan Funds Category Avg[2]	3.29%	5.50%	28.16%	15.97%	4.64%	3.73%	1.90%*
Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

*Calculated from 8/31/94
OPERATING EXPENSES (ANNUALIZED)3

For the six months ended 6/30/05**	1.29%
For Calendar Year 2004**	1.38%
For Fiscal Year 2004 (ended 12/31/04)***†	1.31%
PORTFOLIO TURNOVER4

For the six months ended 6/30/05 (annualized)**	9.01%
For Calendar Year 2004 **	21.17%
For Fiscal Year 2004 (ended 12/31/04) ***†	7.32%

**	Unaudited *** Audited
†For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.
COUNTRY ALLOCATION††

China/Hong Kong	39.5%
South Korea	19.7%
Singapore	10.6%
Japan[1]	6.1%
Thailand	5.5%
Taiwan	5.2%
India[1]	4.7%
United Kingdom[1]	2.1%
Indonesia	2.0%
Australia[1]	2.0%
Malaysia	1.0%
Cash and other	1.6%
SECTOR ALLOCATION††

Financials	27.8%
Telecom Services	18.9%
Consumer Discretionary	17.3%
Utilities	10.8%
Industrials	7.8%
Consumer Staples	7.6%
Energy	3.8%
Health Care	3.0%
Materials	1.4%
Cash and other	1.6%
BREAKDOWN BY SECURITY TYPE††

Common Equities	75.2%
Convertible Bonds	17.5%
Preferred Equities	3.8%
Corporate Bonds	1.9%
Cash and other	1.6%
MARKET CAP EXPOSURE††

Large cap (over $5 billion)	55.4%
Mid cap ($1–$5 billion)	30.4%
Small cap (under $1 billion)	12.6%
Cash and other	1.6%

††	Figures have been rounded to total 100.0%

NAV	NET ASSETS	REDEMPTION FEE	12B-1 FEES
$16.40	$1.45 billion	2.00% within 90 calendar days	None
All data is as of June 30, 2005, unless otherwise noted.

[1]	The MSCI All Country Far East ex-Japan Index is a free float-adjusted market capitalization-weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of 6/30/05, 6.13% of the assets of the Matthews Asian Growth and Income Fund were invested in Japan, 4.69% of the Fund’s assets were invested in India, 2.09% of the Fund’s assets were invested in the United Kingdom, and 1.97% of the Fund’s assets were invested in Australia, which are not included in the MSCI All Country Far East ex-Japan Index. Source: Bloomberg.

[2]	As of 6/30/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 57 funds for the three-month, YTD and one-year periods; 54 funds for the three-year period; 42 funds for the five-year period; 23 funds for the 10-year period; and 13 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
800.789.ASIA [2742]   www.matthewsfunds.com  11

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (Unaudited)
COMMON EQUITIES: 75.20%*

	SHARES	VALUE

CHINA/HONG KONG: 29.86%
Hongkong Land Holdings, Ltd.	15,727,700	$43,880,283
Citic Pacific, Ltd.	12,105,000	35,438,007
Hongkong Electric Holdings, Ltd.	5,914,500	27,019,013
CLP Holdings, Ltd.	4,690,700	26,921,274
MTR Corp., Ltd.	13,930,800	26,889,976
Television Broadcasts, Ltd.	4,390,000	24,800,026
Hong Kong & China Gas Co., Ltd.	11,938,000	24,272,346
China Netcom Group Corp., Ltd.	14,046,000	20,424,630
Shangri-La Asia, Ltd.	12,379,400	19,116,304
PetroChina Co., Ltd. ADR	255,750	18,784,837
Café de Coral Holdings, Ltd.	16,415,100	18,694,330
Hang Seng Bank, Ltd.	1,366,200	18,635,594
Wharf Holdings, Ltd.	5,142,000	18,064,162
Giordano International, Ltd.	24,585,000	16,925,717
Hengan International Group Co., Ltd.	22,876,000	15,896,333
I-Cable Communications, Ltd.	40,898,000	13,551,969
Cheung Kong Infrastructure Holdings, Ltd.	4,475,500	13,332,625
Hang Lung Group, Ltd.	7,309,000	12,979,565
PCCW, Ltd.	20,721,000	12,932,293
PetroChina Co., Ltd. H Shares	15,666,000	11,591,751
Vitasoy International Holdings, Ltd.	31,031,000	10,182,608
China Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,524,697
Lerado Group Holding Co., Ltd.	1,454,000	153,427

Total China/Hong Kong		432,011,767

SOUTH KOREA: 12.81%
SK Telecom Co., Ltd.	170,200	$29,943,354
Shinhan Financial Group Co., Ltd.	955,040	24,833,810
Hana Bank	670,170	17,944,620
Korea Electric Power Corp.	480,590	14,726,634
KT Corp.	341,680	13,871,977
KT Corp. ADR	631,800	13,583,700
Korean Reinsurance Co.	2,001,610	12,576,573
Korea Gas Corp.	407,790	11,687,746
SK Telecom Co., Ltd. ADR	536,900	10,952,760
Korea Electric Power Corp. ADR	620,950	9,730,287
Sindo Ricoh Co., Ltd.	177,670	9,583,360
Daehan City Gas Co., Ltd.	280,300	7,126,042
GIIR Inc.	340,870	5,963,989
Samchully Co., Ltd.	34,640	2,829,464

Total South Korea		185,354,316

SINGAPORE: 9.60%
Singapore Post, Ltd.	52,457,000	30,960,474
Fraser and Neave, Ltd.	2,981,820	27,769,122
CapitaMall Trust REIT	17,659,900	24,931,377
Singapore Press Holdings, Ltd.	7,817,500	19,939,645
Singapore Exchange, Ltd.	12,985,000	16,251,950
Parkway Holdings, Ltd.	11,981,000	13,360,785
Yellow Pages, Ltd. **	6,685,000	5,670,463

Total Singapore		138,883,816

JAPAN: 6.13%
Nippon Building Fund, Inc. REIT	2,675	24,118,655
Japan Retail Fund Investment Corp. REIT	2,730	23,408,439
Kao Corp.	932,000	21,974,394
Japan Real Estate Investment Corp. REIT	2,258	19,178,036

Total Japan		88,679,524

12  MATTHEWS ASIAN FUNDS

JUNE 30, 2005

	SHARES	VALUE

THAILAND: 5.46%
PTT Public Co., Ltd.	4,753,500	$25,075,935
Advanced Info Service Public Co., Ltd.	7,754,100	18,388,428
BEC World Public Co., Ltd.	43,485,100	12,206,344
Bangkok Bank Public Co., Ltd.	4,196,300	10,966,737
Charoen Pokphand Foods Public Co., Ltd.	66,977,000	6,871,929
Thai Reinsurance Public Co., Ltd.	25,672,800	2,808,011
AEON Thana Sinsap Public Co., Ltd. NVDR	2,232,100	2,025,500
AEON Thana Sinsap Public Co., Ltd.	672,900	610,616

Total Thailand		78,953,500

INDIA: 2.68%
Hindustan Lever, Ltd.	6,198,089	23,323,919
Hero Honda Motors, Ltd.	812,300	10,805,131
Dabur India, Ltd.	1,523,279	4,614,511

Total India		38,743,561

TAIWAN: 2.62%
Chunghwa Telecom Co., Ltd. ADR	1,342,800	28,776,204
Taiwan Secom **	5,086,000	7,867,845
Chunghwa Telecom Co., Ltd.	648,000	1,313,389

Total Taiwan		37,957,438

UNITED KINGDOM: 2.09%
HSBC Holdings PLC ADR	339,700	$27,057,105
HSBC Holdings PLC	196,800	3,165,616

Total United Kingdom		30,222,721

INDONESIA: 1.98%
PT Telekomunikasi Indonesia ADR	745,500	15,543,675
PT Tempo Scan Pacific	12,357,000	8,989,211
PT Ramayana Lestari Sentosa	44,735,500	4,125,200

Total Indonesia		28,658,086

AUSTRALIA: 1.97%
AXA Asia Pacific Holdings, Ltd.	6,861,981	22,878,139
Insurance Australia Groups, Ltd.	1,227,433	5,615,253

Total Australia		28,493,392

TOTAL COMMON EQUITIES
(Cost $812,975,084)		1,087,958,121

See footnotes on page 15.
800.789.ASIA [2742]   www.matthewsfunds.com   13

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

PREFERRED EQUITIES: 3.80%*	INTERNATIONAL DOLLAR BONDS: 19.41%*

	SHARES	VALUE

SOUTH KOREA: 3.80%
Hyundai Motor Co., Ltd., Pfd.	665,990	$22,210,396
Hyundai Motor Co., Ltd., 2nd Pfd.	455,790	16,301,817
LG Chem Ltd., Pfd.	242,450	6,398,148
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	142,820	5,950,258
LG Household & Health Care, Ltd., Pfd.	177,830	4,125,587

Total South Korea		54,986,206

TOTAL PREFERRED EQUITIES
(Cost $25,740,550)		54,986,206

	FACE AMOUNT	VALUE

CHINA/HONG KONG: 9.69%
China Mobile Hong Kong, Ltd., Cnv. 2.250%, 11/03/05	$48,650,000	$48,285,125
PCCW Capital II, Ltd., Cnv. 1.000%, 01/29/07	38,436,000	43,432,680
Shangri-La Finance, Ltd., Cnv. 0.000%, 03/15/09	16,422,000	21,020,160
Hang Lung Properties, Ltd., Cnv. 5.500%, 12/29/49	11,120,000	12,927,000
BCA Finance, Ltd., Cnv. 0.000%, 11/28/08	12,170,000	10,892,150
PCCW Capital, Ltd., Cnv. 3.500%, 12/05/05	3,000,000	3,585,000

Total China/Hong Kong		140,142,115

SOUTH KOREA: 3.09%
Korea Deposit Insurance Corp., Cnv. 2.250%, 10/11/05	25,486,000	31,984,930
KT Corp. 5.875%, 06/24/14	12,000,000	12,896,880

Total South Korea		44,881,810

14   MATTHEWS ASIAN FUNDS

JUNE 30, 2005

	FACE AMOUNT	VALUE

TAIWAN: 2.56%
Cathay Financial Holding Co., Cnv. 0.000%, 05/20/07	$22,042,000	$28,158,655
Sinopac Holdings Co., Cnv. 0.000%, 07/12/07	7,177,000	8,827,710

Total Taiwan		36,986,365

INDIA: 2.01%
Sun Pharma Industries, Cnv. 0.000%, 11/26/09	15,795,000	16,150,387
Tata Motors, Ltd., Cnv. 1.000%, 04/27/11	13,466,000	12,893,695

Total India		29,044,082

MALAYSIA: 1.05%
Prime Venture Labuan, Ltd., Cnv. 1.000%, 12/12/08	14,740,000	15,163,775

Total Malaysia		15,163,775

SINGAPORE: 1.01%
DBS Bank, Ltd. 7.875%, 08/10/09	12,898,000	14,590,475

Total Singapore		14,590,475

VALUE
TOTAL INTERNATIONAL DOLLAR BONDS	$280,808,622
(Cost $272,346,200)

TOTAL INVESTMENTS: 98.41%	1,423,752,949
(Cost $1,111,061,834***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.59%	23,008,373

NET ASSETS: 100.00%	$1,446,761,322

*	As a percentage of net assets as of June 30, 2005

**	Non-income producing security

***	Cost for Federal tax purposes is $1,140,881,579 and net unrealized appreciation consists of:

Gross unrealized appreciation	$299,929,380
Gross unrealized depreciation	(17,058,010)

Net unrealized appreciation	$282,871,370

ADR American Depositary Receipt
Cnv. Convertible
NVDR Non-Voting Depositary Receipt
Pfd. Preferred
REIT Real Estate Investment Trust
See accompanying notes to financial statements.
800.789.ASIA [2742]   www.matthewsfunds.com   15

MATTHEWS KOREA FUND

PORTFOLIO MANAGEMENT	SYMBOL: MAKOX
Co-Managers: G. Paul Matthews and Mark W. Headley
The Matthews Korea Fund invests at least 80% of its assets in the common and preferred stocks of companies located in South Korea.
PORTFOLIO MANAGER COMMENTARY
During the first six months of 2005, the Matthews Korea Fund gained 11.52%, underperforming the South Korean Stock Price Index (KOSPI), which gained 13.30%. The Fund outperformed the Lipper Pacific ex-Japan Funds Category Average, which returned 5.50% for the period.
The primary reason for the underperformance of the Fund relative to its benchmark was the contribution of a single company, Samsung Electronics, to both the Fund and the index. While strong returns from Samsung contributed most to the returns of both the Fund and the index, the weighting of this one stock in the index is over 16%, whereas the Fund’s weighting in this position has been consistently maintained at around 12%. We believe that it is prudent to keep this position at this level rather than commit one company to such a significant proportion of the portfolio. The KOSPI also benefited from the relative performance of a number of capital-intensive heavy-industry companies, which the Fund tends to underweight. Aside from these factors, the Fund benefited from significant positive contributions from its overweight positions in Korean pharmaceutical companies and consumer stocks generally, while its positions in telecom companies underperformed.
While the Fund performed well against its Lipper peer group, the majority of funds in this group are more diversified regionally; in a period when Korea showed strong relative performance, this should be expected.
The Korean market is now approaching multi-year highs in local currency terms, in spite of continued uncertainty over the outcome of discussions with North Korea and somewhat weaker economic performance in the first half of the year. The market benefited from the fact that the Korean central bank was one of the few central banks in the world that had been lowering interest rates over the period. This policy has been in reaction to weak domestic demand, which now appears to have stabilized. While higher oil prices have weighed on sentiment all year, they have not derailed expectations for overall economic growth. Overall valuations remain relatively modest but are heavily dependent on earnings from a small number of large companies and would not look so cheap if those companies were to stumble.
16   MATTHEWS ASIAN FUNDS

JUNE 30, 2005

FUND AT A GLANCE	Fund Inception: 1/3/95
PERFORMANCE AS OF JUNE 30, 2005

				Average Annual Total Returns
							SINCE
	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION

Matthews Korea Fund	3.17%	11.52%	34.16%	16.98%	15.96%	4.20%	3.06%
KOSPI Index[1]	2.49%	13.30%	43.33%	17.39%	6.39%	–1.25%	–1.99%
Lipper Pacific ex-Japan Funds Category Avg[2]	3.29%	5.50%	28.16%	15.97%	4.64%	3.73%	3.84%*

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

*Calculated from 12/31/94
OPERATING EXPENSES (ANNUALIZED)3

For the six months ended 6/30/05**	1.37%
For Calendar Year 2004 **	1.44%
For Fiscal Year 2004 (ended 12/31/04) ***†	1.31%

PORTFOLIO TURNOVER4

For the six months ended 6/30/05 (annualized)**	5.31%
For Calendar Year 2004 **	20.62%
For Fiscal Year 2004 (ended 12/31/04) ***†	6.53%

** Unaudited            *** Audited
†	For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.
COUNTRY ALLOCATION††

South Korea	98.4%
Cash and other	1.6%

SECTOR ALLOCATION††

Financials	19.7%
Information Technology	19.1%
Consumer Discretionary	17.4%
Consumer Staples	12.3%
Telecom Services	10.3%
Health Care	9.7%
Industrials	7.5%
Utilities	1.8%
Materials	0.6%
Cash and other	1.6%

MARKET CAP EXPOSURE††

Large cap (over $5 billion)	41.6%
Mid cap ($1–$5 billion)	28.6%
Small cap (under $1 billion)	28.2%
Cash and other	1.6%

††	Figures have been rounded to total 100.0%

NAV	NET ASSETS	REDEMPTION FEE	12B-1 FEES

$4.55	$149.6 million	2.00% within 90 calendar days	None

All data is as of June 30, 2005, unless otherwise noted.
[1]	The South Korea Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. Source: Bloomberg.
[2]	As of 6/30/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 57 funds for the three-month, YTD and one-year periods; 54 funds for the three-year period; 42 funds for the five-year period; 23 funds for the 10-year period; and 16 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com 17

MATTHEWS KOREA FUND

SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: SOUTH KOREA: 98.36%*

	SHARES	VALUE

FINANCIALS: 19.65%

Commercial Banks: 14.00%

Kookmin Bank	156,102	$7,099,661
Hana Bank	262,654	7,032,881
Shinhan Financial Group Co., Ltd.	195,082	5,072,698
Kookmin Bank ADR	38,339	1,747,492

		20,952,732

Capital Markets: 2.87%

Samsung Securities Co., Ltd.	159,625	4,289,584

Insurance: 2.78%
Samsung Fire & Marine Insurance Co., Ltd.	51,373	4,166,452

Total Financials		29,408,768

INFORMATION TECHNOLOGY: 19.06%

Semiconductors & Semiconductor Equipment: 10.08%
Samsung Electronics Co., Ltd.	27,981	13,361,638
Samsung Electronics Co., Ltd., Pfd.	5,260	1,726,216

		15,087,854

Internet Software & Services: 3.10%
NHN Corp. **	44,772	4,630,840

Software: 2.41%
NCsoft Corp. **	48,486	3,608,914

Electronic Equipment & Instruments: 1.93%
Daeduck GDS Co., Ltd.	164,500	1,532,895
Amotech Co., Ltd.	117,970	1,345,622

		2,878,517

Computers & Peripherals: 1.54%
LG.Philips LCD Co., Ltd. ADR **	101,000	2,308,860

Total Information Technology		28,514,985

CONSUMER DISCRETIONARY: 17.43%

Media: 6.15%
Cheil Communications, Inc.	23,660	$4,448,400
CJ Entertainment, Inc.	234,441	3,569,304
GIIR, Inc.	67,430	1,179,781

		9,197,485

Automobiles: 5.18%
Hyundai Motor Co.	86,641	4,815,715
Hyundai Motor Co., Pfd.	88,180	2,940,754

		7,756,469

Multiline Retail: 3.46%
Hyundai Department Store Co., Ltd.	85,450	3,948,294
Taegu Department Store Co., Ltd.	133,110	1,235,240

		5,183,534

Internet & Catalog Retail: 2.04%
GS Home Shopping, Inc.	42,234	3,057,831

Textiles, Apparel & Luxury Goods: 0.36%
Handsome Co., Ltd.	56,699	537,668

Auto Components: 0.24%
Korea Electric Terminal Co., Ltd.	25,980	354,102

Total Consumer Discretionary		26,087,089

CONSUMER STAPLES: 12.31%

Food Products: 5.46%
Nong Shim Co., Ltd.	15,420	4,471,726
ORION Corp.	15,760	2,338,482
Pulmuone Co., Ltd.	43,510	1,354,299

		8,164,507

Personal Products: 3.94%
AmorePacific Corp.	22,240	5,890,537

Beverages: 2.91%
Hite Brewery Co., Ltd.	50,541	4,357,909

Total Consumer Staples		18,412,953

18 MATTHEWS ASIAN FUNDS

JUNE 30, 2005

	SHARES	VALUE

TELECOMMUNICATION SERVICES: 10.27%

Wireless Telecommunication Services: 7.44%
SK Telecom Co., Ltd.	43,705	$7,689,038
SK Telecom Co., Ltd. ADR	96,700	1,972,680
KT Freetel Co., Ltd.	63,651	1,476,679

		11,138,397

Diversified Telecommunication Services: 2.83%
KT Corp.	65,880	2,674,683
KT Corp. ADR	72,300	1,554,450

		4,229,133

Total Telecommunication Services		15,367,530

HEALTH CARE: 9.74%

Pharmaceuticals: 9.74%
Yuhan Corp.	39,433	4,555,093
Hanmi Pharm Co., Ltd.	65,351	4,434,645
LG Life Sciences, Ltd. **	77,120	3,056,472
Daewoong Pharmaceutical Co., Ltd.	83,960	2,520,017

Total Health Care		14,566,227

INDUSTRIALS: 7.53%

Commercial Services & Supplies: 6.06%
S1 Corp.	120,455	5,123,267
Sindo Ricoh Co., Ltd.	50,406	2,718,854
Shinsegae Food Systems Co., Ltd.	43,509	1,219,682

		9,061,803

Construction & Engineering: 1.47%
Tae Young Corp.	66,010	2,204,587

Total Industrials		11,266,390

UTILITIES: 1.77%

Electric Utilities: 1.40%
Korea Electric Power Corp.	68,510	$2,099,340

Gas Utilities: 0.37%
Samchully Co., Ltd.	6,780	553,804

Total Utilities		2,653,144

MATERIALS: 0.60%

Chemicals: 0.60%
LG Chem, Ltd.	24,420	892,292

Total Materials		892,292

TOTAL INVESTMENTS: 98.36%		147,169,378
(Cost $86,581,594***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.64%		2,459,169

NET ASSETS: 100.00%		$149,628,547

*	As a percentage of net assets as of June 30, 2005

**	Non–income producing security

***	Cost for Federal tax purposes is $87,804,277 and net unrealized appreciation consists of:

Gross unrealized appreciation	$61,988,174
Gross unrealized depreciation	(2,623,073)

Net unrealized appreciation	$59,365,101

ADR  American Depositary Receipt
GDS  Global Depositary Shares
Pfd.  Preferred
See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com 19

MATTHEWS CHINA FUND

PORTFOLIO MANAGEMENT	SYMBOL: MCHFX
Lead Manager: Richard H. Gao
Co–Managers: Mark W. Headley and G. Paul Matthews
The Matthews China Fund invests at least 80% of its assets in the common and preferred stocks of companies located in China. China includes Taiwan and Hong Kong.
PORTFOLIO MANAGER COMMENTARY
The Matthews China Fund ended the first six months of 2005 up 0.79%, underperforming the MSCI China Index and the Lipper China Region Funds Category Average, which were up 5.25% and 1.56%, respectively.
The major reasons behind the underperformance against the benchmark index were the Fund’s relative underweight positions in the energy and telecom service sectors, which saw extremely strong rallies during the period: Two major energy stocks accounted for 21% and a mobile phone-service company accounted for 18% of the benchmark index as of the end of June 2005. The Fund’s performance was also negatively affected by a substantial markdown of a small industrial holding in the portfolio that is likely under liquidation. The company accounted for a little over 1% of the Fund’s total assets before the markdown.
During the period, the energy and telecom services sectors provided most of the Fund’s gains. With surging crude oil prices and China’s continued strong demand for oil, the two oil companies in the portfolio repeatedly hit historical highs over the six-month period. Telecom service companies also performed strongly, driven by stable subscriber growth and a better earnings outlook. The Fund also gained from its positions in the consumer discretionary and financial sectors. On the negative side, besides the markdown, most of the Fund’s losses came from industrial sector companies, which are seeing margin pressures due to higher raw-material costs and rising competition.
The Fund selectively increased its positions in domestic consumer and financial companies. Although the Fund’s relative underweight in the energy and telecom services sectors has led to its short- and medium-term underperformance against the index, we continue to believe that a diversified portfolio of companies that have sustainable growth potential will provide the best risk-adjusted returns over the long term.

20 MATTHEWS ASIAN FUNDS

JUNE 30, 2005

FUND AT A GLANCE	Fund Inception: 2/19/98
PERFORMANCE AS OF JUNE 30, 2005

				Average Annual Total Returns
						SINCE
	3 MO	YTD	1 YR	3 YRS	5 YRS	INCEPTION

Matthews China Fund	–0.28%	0.79%	10.24%	13.96%	11.82%	7.17%
MSCI China Index[1]	5.62%	5.25%	20.17%	20.50%	–2.16%	–7.05%
Lipper China Region Funds Category Average[2]	2.97%	1.56%	17.75%	14.55%	3.40%	6.08%*

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

*Calculated from 2/28/98
OPERATING EXPENSES (ANNUALIZED)3

For the six months ended 6/30/05**	1.32%
For Calendar Year 2004 **	1.47%
For Fiscal Year 2004 (ended 12/31/04) ***†	1.43%

PORTFOLIO TURNOVER4

For the six months ended 6/30/05 (annualized)**	8.56%
For Calendar Year 2004 **	28.88%
For Fiscal Year 2004 (ended 12/31/04) ***†	4.99%

** Unaudited                 *** Audited
†	For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.
CHINA EXPOSURE5††

SAR (Hong Kong)	37.0%
H Share	29.8%
China-affiliated corporations	25.3%
B Share	6.6%
Cash and other	1.3%

SECTOR ALLOCATION††

Consumer Discretionary	22.9%
Industrials	15.3%
Financials	14.3%
Information Technology	10.5%
Energy	9.0%
Utilities	8.1%
Telecom Services	7.7%
Consumer Staples	4.8%
Materials	3.6%
Health Care	2.5%
Cash and other	1.3%

MARKET CAP EXPOSURE††

Large cap (over $5 billion)	33.6%
Mid cap ($1–$5 billion)	49.2%
Small cap (under $1 billion)	15.9%
Cash and other	1.3%

††	Figures have been rounded to total 100.0%

NAV	NET ASSETS	REDEMPTION FEE	12B-1 FEES

$14.12	$385.2 million	2.00% within 90 calendar days	None

All data is as of June 30, 2005, unless otherwise noted.
[1]	The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Bloomberg.
[2]	As of 6/30/05, the Lipper China Region Funds Category Average consisted of 34 funds for the three-month and YTD periods, 32 funds for the one-year period, 22 funds for the three- and five-year periods, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
[5]	SAR (Hong Kong) companies are companies that conduct business in mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

800.789.ASIA [2742] www.matthewsfunds.com 21

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: CHINA/HONG KONG: 98.68%*

	SHARES	VALUE

CONSUMER DISCRETIONARY: 22.90%

Hotels, Restaurants & Leisure: 7.30%
Shangri-La Asia, Ltd.	8,953,600	$13,826,174
China Travel International Investment Hong Kong, Ltd.	24,034,000	7,268,035
Café de Coral Holdings, Ltd.	5,880,100	6,696,549
China Travel International Investment Hong Kong, Ltd. Warrants, Expires 5/31/06 **	2,942,400	336,988

		28,127,746

Media: 4.98%
Television Broadcasts, Ltd.	2,542,000	14,360,288
Clear Media, Ltd. **	5,534,000	4,806,910

		19,167,198

Textiles, Apparel & Luxury Goods: 2.76%
Weiqiao Textile Co., Ltd. H Shares	4,445,500	6,264,088
Texwinca Holdings, Ltd.	5,284,000	4,385,768

		10,649,856

Automobiles: 2.39%
Denway Motors, Ltd.	25,805,200	9,214,957

Household Durables: 1.86%
TCL Multimedia Technology Holdings, Ltd.	24,764,000	4,620,744
Lerado Group Holding Co., Ltd.	24,089,000	2,541,884

		7,162,628

Specialty Retail: 1.82%
Giordano International, Ltd.	10,188,000	7,014,001

Distributors: 1.79%
Li & Fung, Ltd.	3,316,000	6,891,443

Total Consumer Discretionary		88,227,829

INDUSTRIALS: 15.24%

Transportation Infrastructure: 9.86%
Cosco Pacific, Ltd.	5,948,000	$11,557,689
China Merchants Holdings International Co., Ltd.	5,205,000	10,113,949
Zhejiang Expressway Co., Ltd. H Shares	9,656,000	6,585,613
Beijing Capital International Airport Co., Ltd. H Shares	13,616,000	5,431,682
GZI Transport, Ltd.	12,384,000	4,302,767

		37,991,700

Machinery: 2.05%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	7,896,382	7,896,382

Electrical Equipment: 2.01%
BYD Co., Ltd. H Shares	3,599,000	7,757,464

Air Freight & Logistics: 0.86%
Sinotrans, Ltd. H Shares	10,566,000	3,297,201

Airlines: 0.46%
Air China, Ltd. **	5,230,000	1,766,665

Total Industrials		58,709,412

FINANCIALS: 14.32%

Real Estate: 8.31%
Swire Pacific, Ltd. A Shares	2,103,500	18,609,654
China Vanke Co., Ltd. B Shares	30,595,287	13,386,176

		31,995,830

Commercial Banks: 3.50%
BOC Hong Kong Holdings, Ltd.	7,131,500	13,490,290

Insurance: 2.51%
China Life Insurance Co., Ltd. H Shares **	9,854,000	6,720,654
China Insurance International Holdings Co., Ltd.	7,934,000	2,935,304

		9,655,958

Total Financials		55,142,078

22 MATTHEWS ASIAN FUNDS

JUNE 30, 2005

	SHARES	VALUE

INFORMATION TECHNOLOGY: 10.49%

Computers & Peripherals: 4.67%
Lenovo Group, Ltd.	32,702,000	$9,678,883
TPV Technology, Ltd.	11,942,000	8,298,391

		17,977,274

Communications Equipment: 2.45%
ZTE Corp. H Shares	1,600,000	4,787,029
Comba Telecom Systems Holdings, Ltd.	11,214,000	4,653,861

		9,440,890

Internet Software & Services: 1.57%
SINA Corp. **	217,300	6,062,670

IT Services: 1.43%
Travelsky Technology, Ltd. H Shares	6,487,000	5,509,484

Semiconductors & Semiconductor Equipment: 0.37%
Semiconductor Manufacturing International Corp. ADR **	138,000	1,421,400

Total Information Technology		40,411,718

ENERGY: 8.97%

Oil & Gas: 7.24%
PetroChina Co., Ltd. H Shares	14,476,000	10,711,234
CNOOC, Ltd.	17,072,000	10,215,519
Sinopec Zhenhai Refining and Chemical Co., Ltd.	7,352,000	6,953,700

		27,880,453

Energy Equipment & Services: 1.73%
China Oilfield Services, Ltd. H Shares	18,018,000	6,666,034

Total Energy		34,546,487

UTILITIES: 8.11%

Electric Utilities: 5.25%
Datang International Power Generation Co., Ltd. H Shares	10,516,000	$7,984,095
Huaneng Power International, Inc. H Shares	7,876,000	5,777,017
Guangdong Electric Power Development Co., Ltd. B Shares	8,471,726	4,120,850
Huaneng Power International, Inc. ADR	78,800	2,324,600

		20,206,562

Gas Utilities: 2.86%
Hong Kong and China Gas Co., Ltd.	5,421,400	11,022,792

Total Utilities		31,229,354

TELECOMMUNICATION SERVICES: 7.66%

Wireless Telecommunication Services: 5.70%
China Mobile HK, Ltd.	5,642,083	21,018,955
China Mobile HK, Ltd. ADR	50,500	938,795

		21,957,750

Diversified Telecommunication Services: 1.96%
China Telecom Corp., Ltd. H Shares	20,988,000	7,562,270

Total Telecommunication Services		29,520,020

See footnotes on page 25.

800.789.ASIA [2742] www.matthewsfunds.com 23

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
EQUITIES: CHINA/HONG KONG (continued)

	SHARES	VALUE

CONSUMER STAPLES: 4.82%

Food & Staples Retailing: 2.30%
Lianhua Supermarket Holdings, Ltd. H Shares	7,772,000	$8,851,139

Beverages: 1.77%
Tsingtao Brewery Co., Ltd. H Shares	6,351,000	6,824,199

Food Products: 0.75%
China Mengniu Dairy Co., Ltd.	4,366,000	2,893,437

Total Consumer Staples		18,568,775

MATERIALS: 3.64%

Construction Materials: 2.89%
Cheung Kong Infrastructure Holdings, Ltd.	3,734,500	11,125,167

Metals & Mining: 0.75%
China Shenhua Energy Co., Ltd. H Shares **	3,000,000	2,895,380

Total Materials		14,020,547

HEALTH CARE: 2.53%

Pharmaceuticals: 1.35%
China Pharmaceutical Group, Ltd.**	25,466,000	$5,210,519

Biotechnology: 1.17%
Global Bio-chem Technology Group Co., Ltd.	7,204,000	4,472,951
Global Bio-chem Technology Group Co., Ltd. Warrants, Expires 5/31/07 **	1,089,000	18,218

		4,491,169

Health Care Equipment & Supplies: 0.01%
Moulin Global Eyecare Holdings ***	7,192,000	46,274

Total Health Care		9,747,962

24 MATTHEWS ASIAN FUNDS

JUNE 30, 2005

VALUE

TOTAL INVESTMENTS: 98.68%	$380,124,182
(Cost $349,453,168 ****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.32%	5,084,644

NET ASSETS: 100.00%	$385,208,826

*	As a percentage of net assets as of June 30, 2005

**	Non–income producing security

***	Valued at fair value under direction of the Board of Trustees (Note 1-A)

****	Cost for Federal tax purposes is $349,991,692 and net unrealized appreciation consists of:

Gross unrealized appreciation		$61,562,193
Gross unrealized depreciation		(31,429,703)

Net unrealized appreciation		$30,132,490

ADR American Depositary Receipt
See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com 25

MATTHEWS JAPAN FUND

PORTFOLIO MANAGEMENT	SYMBOL: MJFOX
Lead Manager: Mark W. Headley
Co–Manager: Patricia Higase, CFA
The Matthews Japan Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Japan.
PORTFOLIO MANAGER COMMENTARY
For the six months ended June 30, 2005, the Matthews Japan Fund declined 4.47%, outperforming the MSCI Developed Markets Japan Index, which declined 5.80%, but underperforming the Tokyo Price Index (TOPIX), which declined 4.33%. The Fund also underperformed the Lipper Japanese Funds Category Average, which declined 4.15%.
The Japanese equity market began 2005 on a positive note but corrected sharply in mid-April due to a lack of consistent and strong macroeconomic data. In addition, the Japanese yen weakened approximately 8% against the U.S. dollar, resulting in lower returns for U.S. dollar–based investors. The sectors that contributed most to Fund performance were health care, consumer staples and industrials.
Banks and other financials continued to underperform the markets in general; the Fund’s concentration in these sectors detracted from performance during the six-month period. Although oil and commodity-related sectors outperformed the broader Japanese equity market over the period, the Fund did not benefit due to its underweight positions in these sectors. Select retailers, healthcare equipment, services and Internet-related positions in the Fund performed well and contributed positively to performance. Despite strong performance over the past few years, the smaller-capitalization indices continued to outperform larger-capitalization indices during the first half of the year. As a multi-capitalization portfolio, the Fund was able to participate in some but not all of the small-caps’ outperformance over the period.
During the past six months, the Fund slightly reduced its positions in select telecommunications operators and large-cap consumer-discretionary stocks due to company-specific negative fundamentals. The Fund remains focused on three core sectors: financials, consumer and technology, all of which we believe will benefit from a recovery in Japanese consumption as well as increasing consumption from Asia Pacific consumers.

26 MATTHEWS ASIAN FUNDS

JUNE 30, 2005

FUND AT A GLANCE	Fund Inception: 12/31/98
PERFORMANCE AS OF JUNE 30, 2005

				Average Annual Total Returns
						SINCE
	3 MO	YTD	1 YR	3 YRS	5 YRS	INCEPTION

Matthews Japan Fund	–3.39%	–4.47%	–2.28%	14.24%	–4.79%	9.23%
MSCI Developed Markets Japan Index[1]	–3.55%	–5.80%	–1.40%	7.28%	–6.42%	1.48%
TOPIX Index[2]	–3.73%	–4.33%	–1.50%	8.49%	–5.79%	2.73%
Lipper Japanese Funds Category Average[3]	–2.17%	–4.15%	–3.86%	6.14%	–8.76%	3.13%

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.
OPERATING EXPENSES (ANNUALIZED)4

For the six months ended 6/30/05**	1.31%
For Calendar Year 2004**	1.41%
For Fiscal Year 2004 (ended 12/31/04)***†	1.38%

PORTFOLIO TURNOVER5

For the six months ended 6/30/05 (annualized)**	11.46%
For Calendar Year 2004**	17.16%
For Fiscal Year 2004 (ended 12/31/04)***†	5.30%

** Unaudited               *** Audited
†	For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.
COUNTRY ALLOCATION††

Japan	99.5%
Cash and other	0.5%

SECTOR ALLOCATION††

Consumer Discretionary	32.7%
Financials	23.0%
Information Technology	14.5%
Industrials	10.0%
Consumer Staples	9.6%
Telecom Services	5.8%
Health Care	4.0%
Cash and other	0.5%

MARKET CAP EXPOSURE††

Large cap (over $5 billion)	50.5%
Mid cap ($1–$5 billion)	35.4%
Small cap (under $1 billion)	13.6%
Cash and other	0.5%

††	Figures have been rounded to total 100.0%

NAV	NET ASSETS	REDEMPTION FEE	12B-1 FEES

$15.40	$185.2 million	2.00% within 90 calendar days	None

All data is as of June 30, 2005, unless otherwise noted.
[1]	The MSCI Developed Markets Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. Source: Bloomberg.
[2]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. Source: Bloomberg.
[3]	As of 6/30/05, the Lipper Japanese Funds Category Average consisted of 41 funds for the three-month, YTD and one-year periods; 36 funds for the three-year period; 32 funds for the five-year period; and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[5]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com 27

MATTHEWS JAPAN FUND

SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: JAPAN: 99.53%*

	SHARES	VALUE

CONSUMER DISCRETIONARY: 32.70%

Household Durables: 10.02%
Sharp Corp.	461,000	$7,207,411
Matsushita Electric Industrial Co., Ltd.	377,000	5,720,774
Makita Corp.	286,000	5,621,495

		18,549,680

Leisure, Equipment & Products: 6.88%
Shimano, Inc.	209,000	5,935,894
Studio Alice Co., Ltd.	214,500	4,554,571
Fuji Photo Film Co., Ltd.	70,000	2,253,178

		12,743,643

Specialty Retail: 5.73%
Nitori Co., Ltd.	57,950	4,153,841
Yamada Denki Co., Ltd.	59,900	3,445,695
Gulliver International Co., Ltd.	21,570	3,002,802

		10,602,338

Media: 2.53%
Fuji Television Network, Inc.	1,471	2,851,546
Jupiter Telecommunications Co., Ltd. **	2,178	1,840,038

		4,691,584

Automobiles: 2.42%
Honda Motor Co., Ltd. ADR	182,200	4,483,942

Multiline Retail: 2.16%
Mitsukoshi, Ltd.	889,000	4,007,754

Internet & Catalog Retail: 1.58%
Rakuten, Inc.	3,620	2,901,614
Belluna Co., Ltd.	781	23,026

		2,924,640

Hotels Restaurants & Leisure: 1.38%
H.I.S. Co., Ltd.	118,700	2,563,218

Total Consumer Discretionary		60,566,799

FINANCIALS: 22.97%

Commercial Banks: 10.70%
The Sumitomo Trust and Banking Co., Ltd.	1,210,000	$7,364,079
Mizuho Financial Group, Inc.	1,491	6,748,553
The Joyo Bank, Ltd.	1,165,000	5,693,175

		19,805,807

Capital Markets: 5.49%
Monex Beans Holdings, Inc.	5,240	5,433,234
Nomura Holdings, Inc.	395,000	4,726,039

		10,159,273

Real Estate: 3.57%
Japan Retail Fund Investment Corp. REIT	416	3,567,000
Japan Real Estate Investment Corp. REIT	359	3,049,121

		6,616,121

Insurance: 3.21%
T&D Holdings, Inc.	126,445	5,951,158

Total Financials		42,532,359

INFORMATION TECHNOLOGY: 14.47%

Software: 6.04%
Square Enix Co., Ltd.	187,600	$5,717,140
Nintendo Co., Ltd.	52,215	5,461,131

		11,178,271

Office Electronics: 3.35%
Canon, Inc. ADR	117,900	6,205,077

IT Services: 3.19%
NIWS Co., Ltd.	4,490	5,910,558

Electronic Equipment & Instruments: 1.14%
Murata Manufacturing Co., Ltd.	41,300	2,103,913

Internet Software & Services: 0.75%
Kakaku.com, Inc.	105	855,829
Mediaseek, Inc. **	218	534,632

		1,390,461

Total Information Technology		26,788,280

28 MATTHEWS ASIAN FUNDS

JUNE 30, 2005

	SHARES	VALUE

INDUSTRIALS: 9.98%

Commercial Services & Supplies: 5.71%
Secom Co., Ltd.	158,500	$6,816,743
Toppan Forms Co., Ltd.	334,500	3,754,869

		10,571,612

Air Freight & Logistics: 2.29%
Yamato Transport Co., Ltd.	305,000	4,234,965

Building Products: 1.98%
Toto, Ltd.	464,000	3,668,993

Total Industrials		18,475,570

CONSUMER STAPLES: 9.64%

Beverages: 3.09%
Ito En, Ltd.	111,600	5,725,399

Food Products: 2.98%
Hokuto Corp.	278,680	5,515,306

Food Staples & Retailing: 1.99%
Seven-Eleven Japan Co., Ltd.	133,000	3,693,445

Personal Products: 1.58%
Shiseido Co., Ltd.	232,000	2,928,501

Total Consumer Staples		17,862,651

TELECOMMUNICATION SERVICES: 5.82%

Diversified Telecommunication Services: 3.53%
Nippon Telegraph and Telephone Corp. ADR	176,125	3,781,404
Usen Corp.	104,400	2,758,020

		6,539,424

Wireless Telecommunication Services: 2.29%
NTT DoCoMo, Inc.	2,865	4,236,408

Total Telecommunication Services		10,775,832

HEALTH CARE: 3.95%

Health Care Equipment & Supplies: 2.88%
Nakanishi, Inc.	53,000	$5,332,973

Pharmaceuticals: 1.07%
Takeda Pharmaceutical Co., Ltd.	39,900	1,978,630

Total Health Care		7,311,603

TOTAL INVESTMENTS: 99.53%		184,313,094
(Cost $169,487,403***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.47%		874,123

NET ASSETS: 100.00%		$185,187,217

*	As a percentage of net assets as of June 30, 2005

**	Non–income producing security

***	Cost for Federal tax purposes is $171,364,181 and net unrealized appreciation consists of:

Gross unrealized appreciation		$23,090,628
Gross unrealized depreciation		(10,141,715)
Net unrealized appreciation		$12,948,913
ADR American Depositary Receipt
REIT Real Estate Investment Trust
See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com 29

MATTHEWS ASIAN TECHNOLOGY FUND

PORTFOLIO MANAGEMENT	SYMBOL: MATFX
Co–Managers: Mark W. Headley, Patricia Higase, CFA and Andrew T. Foster
The Matthews Asian Technology Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Asia which derive a substantial portion of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.
PORTFOLIO MANAGER COMMENTARY
For the six months ended June 30, 2005, the Matthews Asian Technology Fund gained 0.37%, outperforming both its benchmark, the MSCI/Matthews Asian Technology Index and the Lipper Science and Technology Funds Category Average, which declined by 2.63% and 6.05%, respectively.
In the first six months of 2005, the diversified telecommunications services, software and IT services sectors performed well. The Fund participated in this outperformance through a position in a Japanese broadband company, Indian IT companies, and Korean and Chinese gaming companies. The Fund’s best-performing sectors were the semiconductor, software and services, and hardware and equipment sectors. The consumer and telecommunications-related technology sectors detracted from performance.
On a country basis, Korea, Hong Kong and Taiwan made the largest positive contribution over the period, while Japan and Thailand were the worst performers. Korean technology companies benefited from the strong overall performance of the Korean markets over the first half of the year. The Fund also benefited from its exposure to the Taiwanese semiconductor sector, which rebounded after being out of favor for some time. Japanese technology stocks have been somewhat negatively impacted by the overall underperformance of Japanese equities relative to other Asian equity markets. On a stock basis, Korean and Chinese Internet-related gaming companies, semiconductor equipment and foundry companies outperformed, contributing positively to Fund performance. A Japanese telecommunications operator, mobile software and Internet companies detracted from Fund performance.
The Fund made few changes to its overall portfolio over the period. We believe that the Fund is well-positioned to benefit from increasing demand for technology products and services from Asian consumers.

30 MATTHEWS ASIAN FUNDS

JUNE 30, 2005

FUND AT A GLANCE	Fund Inception: 12/27/99
PERFORMANCE AS OF JUNE 30, 2005

				Average Annual Total Returns
						SINCE
	3 MO	YTD	1 YR	3 YRS	5 YRS	INCEPTION

Matthews Asian Technology Fund	2.24%	0.37%	7.26%	14.78%	–7.50%	–9.48%
MSCI/Matthews Asian Technology Index[1]	–0.13%	–2.63%	0.95%	4.85%	–13.38%	–15.22%
Lipper Science and Tech Funds Category Avg[2]	3.25%	–6.05%	–2.92%	9.69%	–18.73%	–15.95%*

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

* Calculated from 12/31/99
OPERATING EXPENSES (ANNUALIZED)3

For the six months ended 6/30/05**	1.48%
For Calendar Year 2004**	1.79%
For Fiscal Year 2004 (ended 12/31/04)***†	1.60%

PORTFOLIO TURNOVER4

For the six months ended 6/30/05 (annualized)**	16.82%
For Calendar Year 2004**	37.89%
For Fiscal Year 2004 (ended 12/31/04)***†	7.36%

** Unaudited                *** Audited
†	For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.
COUNTRY ALLOCATION††

Japan	27.5%
China/Hong Kong	22.1%
South Korea	19.5%
Taiwan	11.6%
India	7.1%
Thailand	4.3%
Singapore	3.1%
Indonesia	2.8%
Australia	0.6%
Cash and other	1.4%

SECTOR ALLOCATION††

Information Technology	66.5%
Telecom Services	18.7%
Consumer Discretionary	10.0%
Health Care	3.4%
Cash and other	1.4%

MARKET CAP EXPOSURE††

Large cap (over $5 billion)	55.2%
Mid cap ($1–$5 billion)	26.7%
Small cap (under $1 billion)	16.7%
Cash and other	1.4%

†† Figures have been rounded to total 100.0%

NAV	NET ASSETS	REDEMPTION FEE	12B-1 FEES

$5.47	$36.7 million	2.00% within 90 calendar days	None

All data is as of June 30, 2005, unless otherwise noted.
[1]	The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. Source: Morgan Stanley Capital International.
[2]	As of 6/30/05, the Lipper Science and Technology Funds Category Average consisted of 295 funds for the three-month period, 289 funds for the YTD period, 284 funds for the one-year period, 265 funds for the three-year period, 185 funds for the five-year period, and 121 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com 31

MATTHEWS ASIAN TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: 98.61%*

	SHARES	VALUE

JAPAN: 27.50%
Matsushita Electric Industrial Co., Ltd.	78,000	$1,183,608
Sharp Corp.	74,000	1,156,938
Nintendo Co., Ltd.	10,685	1,117,537
NIWS Co., Ltd.	810	1,066,270
Rakuten, Inc.	1,161	930,600
Nidec Corp.	8,100	857,398
Usen Corp.	29,600	781,967
Canon, Inc. ADR	12,700	668,401
Square Enix Co., Ltd.	19,300	588,171
NTT DoCoMo, Inc.	367	542,674
Jupiter Telecommunications Co., Ltd. **	488	412,277
Kakaku.com, Inc.	49	399,387
Access Co., Ltd. **	19	390,587

Total Japan		10,095,815

CHINA/HONG KONG: 22.10%
China Mobile HK, Ltd. ADR	76,400	1,420,276
ASM Pacific Technology, Ltd.	302,500	1,416,935
Lenovo Group, Ltd.	3,335,000	987,067
TPV Technology, Ltd.	1,152,000	800,515
SINA Corp. **	26,600	742,140
The9, Ltd. ADR **	24,400	635,376
Tencent Holdings, Ltd.	803,000	609,664
Asia Satellite Telecommunications Holdings, Ltd.	346,400	606,233
Comba Telecom Systems Holdings, Ltd.	1,156,000	479,745
ZTE Corp. H Shares	139,200	416,471

Total China/Hong Kong		8,114,422

SOUTH KOREA: 19.49%
Samsung Electronics Co., Ltd.	4,048	$1,933,023
NHN Corp. **	12,939	1,338,302
LG Life Sciences, Ltd. **	26,212	1,038,852
NCSoft Corp. **	13,463	1,002,079
SK Telecom Co., Ltd.	5,129	902,347
LG.Philips LCD Co., Ltd. ADR **	22,900	523,494
Amotech Co., Ltd.	36,853	420,363

Total South Korea		7,158,460

TAIWAN: 11.62%
Hon Hai Precision Industry Co., Ltd.	305,492	1,586,533
Taiwan Semiconductor Manufacturing Co., Ltd.	879,331	1,529,633
Quanta Computer, Inc.	392,386	749,467
Sunplus Technology Co., Ltd.	285,595	402,132

Total Taiwan		4,267,765

INDIA: 7.11%
Infosys Technologies, Ltd.	26,584	1,441,651
Wipro, Ltd.	66,423	1,169,641

Total India		2,611,292

THAILAND: 4.28%
Advanced Info Service Public Co., Ltd.	462,800	1,097,505
Shin Satellite Public Co., Ltd. **	1,241,800	474,784

Total Thailand		1,572,289

SINGAPORE: 3.09%
Venture Corp., Ltd.	119,600	1,135,095

Total Singapore		1,135,095

32 MATTHEWS ASIAN FUNDS

	SHARES	VALUE

INDONESIA: 2.84%
PT Telekomunikasi Indonesia ADR	50,000	$1,042,500

Total Indonesia		1,042,500

AUSTRALIA: 0.58%
Novogen, Ltd. **	60,532	214,257

Total Australia		214,257

TOTAL INVESTMENTS: 98.61%		36,211,895
(Cost $30,894,338***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.39%		509,576

NET ASSETS: 100.00%		$36,721,471

*	As a percentage of net assets as of June 30, 2005

**	Non–income producing security

***	Cost for Federal tax purposes is $31,126,867 and net unrealized appreciation consists of:

Gross unrealized appreciation		$6,958,492
Gross unrealized depreciation		(1,873,464)
Net unrealized appreciation		$5,085,028
ADR American Depositary Receipt
See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com 33

MATTHEWS ASIA PACIFIC FUND

PORTFOLIO MANAGEMENT	SYMBOL: MPACX
Lead Manager: Mark W. Headley
Co-Managers: G. Paul Matthews, Richard H. Gao, Patricia Higase, CFA and Andrew T. Foster
The Matthews Asia Pacific Fund invests at least 80% of its assets in the common and preferred stocks and convertible securities of companies located in the Asia Pacific region.
The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.
PORTFOLIO MANAGER COMMENTARY
The Matthews Asia Pacific Fund gained 1.11% during the first six months of 2005, outperforming both the MSCI All Country Asia Pacific Index and the Lipper Pacific Region Funds Category Average, which returned –1.08% and 0.11%, respectively. The region’s largest market, Japan, has been one of the weaker markets so far this year.
The Fund saw strong performance from a range of smaller companies in the portfolio, while weaker returns tended to be dominated by large companies. There is some concern that smaller-capitalization companies with strong growth stories are pushed to excessive valuations. In contrast, many larger companies are trading at what appear to be very attractive values. The Fund’s performance was helped by its exposure to consumer, industrial and technology-related firms.
On a country basis, Korea, Hong Kong and India were the most significant contributors to positive performance. The financial sector in general was quite weak, as were the Fund’s holdings in Japan in general. China-related and Thai shares were also weak in this period. The Fund continues to be significantly underweight the Japanese market. This is partially due to the very large weighting of Japan in the benchmark index, which challenges our notion of proper diversification as well as the relatively lower company valuations often found elsewhere in the region.
The strategy of the Fund remains broadly focused on domestically related industries, combined with healthy exposure to outstanding global technology and manufacturing companies. The Fund’s growth-at-a-reasonable-price approach continues to define the portfolio as a whole, but individual holdings range from relatively expensive growth stocks to deep value positions. We believe that this range of exposure provides long-term diversification that benefits long-term shareholders.

34 MATTHEWS ASIAN FUNDS

JUNE 30, 2005

FUND AT A GLANCE	Fund Inception: 10/31/03
PERFORMANCE AS OF JUNE 30, 2005

				SINCE
	3 MO	YTD	1 YR	INCEPTION*

Matthews Asia Pacific Fund	1.27%	1.11%	16.06%	15.79%
MSCI All Country Asia Pacific Index[1]	–0.37%	–1.08%	10.52%	13.07%
Lipper Pacific Region Funds Category Average[2]	0.11%	0.11%	10.99%	12.36%

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

* Average Annual Total Returns
OPERATING EXPENSES (ANNUALIZED)3

For the six months ended 6/30/05**	1.35%
For Calendar Year 2004**	1.59%
For Fiscal Year 2004 (ended 12/31/04)***†	1.51%

PORTFOLIO TURNOVER4

For the six months ended 6/30/05 (annualized)**	11.08%
For Calendar Year 2004**	9.05%
For Fiscal Year 2004 (ended 12/31/04)***†	1.28%

** Unaudited               *** Audited
†	For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.
COUNTRY ALLOCATION††

Japan	34.9%
China/Hong Kong	22.0%
South Korea	13.1%
Singapore	7.0%
Taiwan	4.8%
India	4.4%
Australia	3.6%
Thailand	3.3%
Indonesia	2.3%
United Kingdom[1]	1.4%
Cash and other	3.2%

SECTOR ALLOCATION††

Consumer Discretionary	26.2%
Financials	24.4%
Information Technology	17.4%
Industrials	9.0%
Consumer Staples	8.8%
Telecom Services	7.1%
Health Care	2.0%
Materials	1.2%
Utilities	0.7%
Cash and other	3.2%

MARKET CAP EXPOSURE††

Large cap (over $5 billion)	49.0%
Mid cap ($1–$5 billion)	36.3%
Small cap (under $1 billion)	11.5%
Cash and other	3.2%

†† Figures have been rounded to total 100.0%

NAV	NET ASSETS	REDEMPTION FEE	12B-1 FEES

$12.72	$168.5 million	2.00% within 90 calendar days	None

All data is as of June 30, 2005, unless otherwise noted.
[1]	The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index measuring the equity market performance in 14 emerging and developed markets of the Asia Pacific region. As of 6/30/05, 1.43% of the assets in the Matthews Asia Pacific Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Index. Source: Bloomberg.
[2]	As of 6/30/05, the Lipper Pacific Region Funds Category Average consisted of 28 funds for the three-month period, 27 funds for the YTD and one-year periods, and 27 funds since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com 35

MATTHEWS ASIA PACIFIC FUND

SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: 96.81%*

	SHARES	VALUE

JAPAN: 34.87%
The Sumitomo Trust and Banking Co., Ltd.	583,000	$3,548,147
Secom Co., Ltd.	77,500	3,333,108
T&D Holdings, Inc.	69,480	3,270,089
Ito En, Ltd.	63,700	3,267,992
Mizuho Financial Group, Inc.	713	3,227,175
Sharp Corp.	192,000	3,001,785
Yamada Denki Co., Ltd.	50,600	2,910,720
Canon, Inc. ADR	52,300	2,752,549
Seven-Eleven Japan Co., Ltd.	96,000	2,665,945
Matsushita Electric Industrial Co., Ltd.	173,000	2,625,183
H.I.S. Co., Ltd.	113,400	2,448,769
Rakuten, Inc.	2,891	2,317,283
Nintendo Co., Ltd.	22,100	2,311,424
Jupiter Telecommunications Co., Ltd. **	2,612	2,206,694
NIWS Co., Ltd.	1,612	2,122,009
Fuji Television Network, Inc.	1,010	1,957,894
Makita Corp.	97,000	1,906,591
Shimano, Inc.	66,600	1,891,534
Monex Beans Holdings, Inc.	1,754	1,818,682
Toppan Forms Co., Ltd.	162,000	1,818,502
NTT DoCoMo, Inc.	1,215	1,796,592
Gulliver International Co., Ltd.	12,470	1,735,973
Nomura Holdings, Inc.	139,000	1,663,087
Honda Motor Co., Ltd.	17,000	838,428
Honda Motor Co., Ltd. ADR	31,700	780,137
Nippon Telegraph and Telephone Corp. ADR	24,400	523,868

Total Japan		58,740,160

CHINA/HONG KONG: 22.01%
Dah Sing Financial Group	510,800	$3,418,041
Giordano International, Ltd.	4,924,000	3,389,963
China Mobile HK, Ltd. ADR	181,600	3,375,944
Swire Pacific, Ltd. A Shares	346,000	3,061,060
Television Broadcasts, Ltd.	493,000	2,785,060
Lenovo Group, Ltd.	7,784,000	2,303,848
ASM Pacific Technology, Ltd.	479,500	2,246,017
Shangri-La Asia, Ltd.	1,346,000	2,078,497
Lianhua Supermarket Holdings, Ltd. H Shares	1,740,000	1,981,598
Cosco Pacific, Ltd.	916,000	1,779,900
SINA Corp. **	61,200	1,707,480
China Travel International Investment Hong Kong, Ltd.	5,432,000	1,642,672
China Vanke Co., Ltd. B Shares	3,739,950	1,636,318
Sa Sa International Holdings, Ltd.	3,222,000	1,575,550
PICC Property and Casualty Co., Ltd. H Shares **	5,490,000	1,377,622
Denway Motors, Ltd.	3,538,000	1,263,409
Hong Kong and China Gas Co., Ltd.	571,000	1,160,957
China Mobile HK, Ltd.	80,500	299,894

Total China/Hong Kong		37,083,830

SOUTH KOREA: 13.11%
AmorePacific Corp.	12,300	3,257,806
Samsung Electronics Co., Ltd.	6,600	3,151,668
S1 Corp.	65,640	2,791,841
SK Telecom Co., Ltd. ADR	134,700	2,747,880
NCsoft Corp. **	23,940	1,781,904
Kookmin Bank ADR	35,540	1,619,913
Shinhan Financial Group Co., Ltd.	61,600	1,601,779
GS Home Shopping, Inc.	21,289	1,541,369
Nong Shim Co., Ltd.	5,250	1,522,475
Hyundai Motor Co.	23,730	1,318,971
Kookmin Bank	16,590	754,528

Total South Korea		22,090,134

36 MATTHEWS ASIAN FUNDS

JUNE 30, 2005

	SHARES	VALUE

SINGAPORE: 7.00%
DBS Group Holdings, Ltd.	421,700	$3,577,015
Venture Corp., Ltd.	344,600	3,270,516
Hyflux, Ltd.	1,111,875	2,796,423
Fraser and Neave, Ltd.	230,800	2,149,396

Total Singapore		11,793,350

TAIWAN: 4.83%
Hon Hai Precision Industry Co., Ltd.	732,549	3,804,398
Taiwan Secom **	1,751,000	2,708,729
Taiwan Semiconductor Manufacturing Co., Ltd.	930,848	1,619,249

Total Taiwan		8,132,376

INDIA: 4.38%
Tata Consultancy Services, Ltd.	73,549	2,287,082
Dabur India, Ltd.	685,364	2,076,192
HDFC Bank, Ltd.	114,104	1,664,252
Dr. Reddy’s Laboratories, Ltd.	78,117	1,353,369

Total India		7,380,895

AUSTRALIA: 3.59%
AXA Asia Pacific Holdings, Ltd.	634,153	2,114,293
BHP Billiton, Ltd.	146,272	2,020,854
Australia and New Zealand Banking Group, Ltd.	115,364	1,909,970

Total Australia		6,045,117

THAILAND: 3.30%
Advanced Info Service Public Co., Ltd.	1,322,000	3,135,051
Bangkok Bank Public Co., Ltd.	925,200	2,417,946

Total Thailand		5,552,997

INDONESIA: 2.29%
PT Ramayana Lestari Sentosa	22,600,500	$2,084,063
PT Astra International	1,367,500	1,779,431

Total Indonesia		3,863,494

UNITED KINGDOM: 1.43%
HSBC Holdings PLC ADR	30,300	2,413,395

Total United Kingdom		2,413,395

TOTAL INVESTMENTS: 96.81%		163,095,748
(Cost $147,324,360***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.19%		5,371,180

NET ASSETS: 100.00%		$168,466,928

*	As a percentage of net assets as of June 30, 2005

**	Non–income producing security

***	Cost for Federal tax purposes is $147,388,762 and net unrealized appreciation consists of:

Gross unrealized appreciation		$20,696,321
Gross unrealized depreciation		(4,989,335)
Net unrealized appreciation		$15,706,986
ADR American Depositary Receipt
See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com 37

DISCLOSURE OF FUND EXPENSES

UNAUDITED
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on page 39 illustrates your fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the operating expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”
Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement
38    MATTHEWS ASIAN FUNDS

JUNE 30, 2005

plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.
The Matthews Asian Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Operating
				Expenses Paid
	Beginning Account	Ending Account	Expense	During Period
	Value 1/1/05	Value 6/30/05	Ratio[1]	1/1/05 -6/30/05[2]
Matthews Pacific Tiger Fund

Actual Fund Return	$1,000.00	$1,031.50	1.32%	$6.65
Hypothetical 5% Return	$1,000.00	$1,018.25	1.32%	$6.61

Matthews Asian Growth and Income Fund

Actual Fund Return	$1,000.00	$1,049.20	1.29%	$6.55
Hypothetical 5% Return	$1,000.00	$1,018.40	1.29%	$6.46

Matthews Korea Fund

Actual Fund Return	$1,000.00	$1,115.20	1.37%	$7.19
Hypothetical 5% Return	$1,000.00	$1,018.00	1.37%	$6.85

Matthews China Fund

Actual Fund Return	$1,000.00	$1,007.90	1.32%	$6.57
Hypothetical 5% Return	$1,000.00	$1,018.25	1.32%	$6.61

Matthews Japan Fund

Actual Fund Return	$1,000.00	$955.30	1.31%	$6.35
Hypothetical 5% Return	$1,000.00	$1,018.30	1.31%	$6.56

Matthews Asian Technology Fund

Actual Fund Return	$1,000.00	$1,003.70	1.48%	$7.35
Hypothetical 5% Return	$1,000.00	$1,017.46	1.48%	$7.40

Matthews Asia Pacific Fund

Actual Fund Return	$1,000.00	$1,011.10	1.35%	$6.73
Hypothetical 5% Return	$1,000.00	$1,018.10	1.35%	$6.76

[1]	Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

[2]	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
800.789.ASIA [2742]    www.matthewsfunds.com    39

STATEMENT OF ASSETS AND LIABILITIES

UNAUDITED

	Matthews	Matthews
	Pacific Tiger	Asian Growth and
	Fund	Income Fund
Assets:
Investments at value (A) (Note 1-A)	$1,094,723,659	$1,423,752,950
Cash	20,967,876	21,800,609
Foreign currency at value (B)	2,548,888	1,129,529
Dividends and interest receivable	1,446,355	2,842,500
Receivable for securities sold	2,501,989	3,787,571
Receivable for capital shares sold	5,938,778	2,419,481
Prepaid expenses and other assets	4,837	19,785

Total assets	1,128,132,382	1,455,752,425

Liabilities:
Payable for securities purchased	3,668,212	6,599,996
Payable for capital shares redeemed	461,469	862,203
Cash overdraft	—	—
Administration and accounting fees payable	30,786	39,543
Transfer agent fees payable	13,474	18,950
Custodian fees payable	130,939	97,776
Due to Advisor (Note 2)	657,163	850,224
Administration and shareholder servicing fees payable	205,132	265,445
Accrued expenses payable	200,472	256,966

Total liabilities	5,367,647	8,991,103

Net Assets:	$1,122,764,735	$1,446,761,322

Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	68,452,575	88,193,298

Net asset value, offering price and redemption price	$16.40	$16.40

Net Assets Consist of:
Capital paid-in	$888,300,506	$1,118,079,152
Accumulated undistributed net investment income (loss)	8,237,797	(9,731,377)
Accumulated net realized gain (loss) on investments	7,087,337	25,742,037
Net unrealized appreciation/depreciation on investments and foreign currency related transactions	219,139,095	312,671,510

Net Assets:	$1,122,764,735	$1,446,761,322

(A) Investments at cost	$875,586,119	$1,111,061,834

(B) Foreign currency at cost	$2,549,841	$1,139,760

See accompanying notes to financial statements.
40    MATTHEWS ASIAN FUNDS

JUNE 30, 2005

			Matthews	Matthews
Matthews	Matthews	Matthews	Asian Technology	Asia Pacific
Korea Fund	China Fund	Japan Fund	Fund	Fund
$147,169,378	$380,124,182	$184,313,094	$36,211,895	$163,095,748
2,488,197	2,994,009	—	354,216	3,142,468
—	—	—	164,480	408,317
65,543	1,738,244	1,088,633	100,010	555,032
83,240	2,081,077	1,203,835	—	—
168,635	809,684	513,444	52,553	3,070,432
6,297	4,064	2,774	389	6,164

149,981,290	387,751,260	187,121,780	36,883,543	170,278,161

—	1,495,493	398,307	71,366	857,273
171,841	564,191	725,994	37,775	769,181
—	—	597,398	—	—
5,616	12,201	6,708	2,705	6,678
1,826	4,647	2,663	485	1,314
18,155	49,589	5,317	2,779	12,925
89,053	228,480	112,583	21,881	97,268
27,798	71,325	35,147	6,831	30,362
38,454	116,508	50,446	18,250	36,232

352,743	2,542,434	1,934,563	162,072	1,811,233

$149,628,547	$385,208,826	$185,187,217	$36,721,471	$168,466,928

32,856,285	27,289,155	12,028,200	6,710,742	13,240,723

$4.55	$14.12	$15.40	$5.47	$12.72

$83,510,621	$353,742,022	$176,787,685	$46,751,799	$152,645,859
972,849	4,427,383	(583,495)	73,673	816,818
4,558,359	(3,635,812)	(5,807,485)	(15,420,512)	(752,448)

60,586,718	30,675,233	14,790,512	5,316,511	15,756,699

$149,628,547	$385,208,826	$185,187,217	$36,721,471	$168,466,928

$86,581,594	$349,453,168	$169,487,403	$30,894,338	$147,324,360

$0	$0	$0	$164,033	$412,106

800.789.ASIA [2742]    www.matthewsfunds.com    41

STATEMENT OF OPERATIONS

UNAUDITED

	Matthews	Matthews
	Pacific Tiger	Asian Growth and
	Fund	Income Fund
Investment Income:
Dividends	$15,834,638	$24,211,197
Interest	65,748	3,843,782
Foreign withholding tax	(1,105,410)	(1,514,923)

Total investment income	14,794,976	26,540,056

Expenses:
Investment advisory fees (Note 2)	3,575,892	4,834,619
Transfer agent fees	739,903	1,000,079
Administration and accounting fees	189,172	254,840
Professional fees	32,627	41,458
Custodian fees	333,053	287,693
Trustees fees	12,609	17,042
Administration and shareholder servicing fees (Note 2)	1,423,722	1,925,017
Insurance fees	10,216	16,189
Printing fees	101,852	117,266
Registration fees	46,967	30,748
Other expenses	7,749	10,648

Total expenses	6,473,762	8,535,599

Advisory fees waived and administration and shareholder servicing fees waived (Note 2)	(12,190)	(16,100)

Net expenses	6,461,572	8,519,499

Net Investment Income	8,333,404	18,020,557

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Related Transactions:
Net realized gain (loss) on investments	7,312,651	23,376,690
Net realized gain (loss) on foreign currency related transactions	(197,066)	(84,194)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	15,218,460	24,792,197

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	22,334,045	48,084,693

Net Increase (Decrease) in Net Assets from Operations	$30,667,449	$66,105,250

See accompanying notes to financial statements.
42    MATTHEWS ASIAN FUNDS

FOR THE SIX MONTHS ENDED JUNE 30, 2005

			Matthews	Matthews
Matthews	Matthews	Matthews	Asian Technology	Asia Pacific
Korea Fund	China Fund	Japan Fund	Fund	Fund
$2,412,948	$6,915,913	$1,684,319	$380,335	$1,864,741
6,811	15,417	1,538	98	9,980
(395,477)	—	(117,902)	(32,935)	(100,029)

2,024,282	6,931,330	1,567,955	347,498	1,774,692

519,531	1,382,696	727,274	134,955	512,224
108,045	286,561	150,822	27,853	105,840
33,093	78,844	43,453	13,488	36,316
11,537	17,528	12,975	8,874	11,460
58,608	71,771	23,938	15,696	42,753
1,827	4,852	2,538	473	1,808
207,160	550,958	289,915	53,727	203,838
1,710	5,408	2,733	516	1,318
18,460	71,725	23,990	7,995	15,811
12,345	35,050	21,189	10,375	17,806
1,148	3,076	1,629	305	1,093

973,464	2,508,469	1,300,456	274,257	950,267

(1,726)	(4,522)	(2,342)	(432)	(1,778)

971,738	2,503,947	1,298,114	273,825	948,489

1,052,544	4,427,383	269,841	73,673	826,203

1,532,483	(1,118,384)	(2,138,500)	(279,872)	(714,541)
11,656	5,484	(10,941)	313	(22,027)

12,413,410	(654,548)	(7,540,549)	282,995	1,622,707

13,957,549	(1,767,448)	(9,689,990)	3,436	886,139

$15,010,093	$2,659,935	($9,420,149)	$77,109	$1,712,342

800.789.ASIA [2742]    www.matthewsfunds.com    43

STATEMENTS OF CHANGES IN NET ASSETS

Matthews Pacific Tiger Fund

	Six-Month
	Period Ended	Four-Month
	June 30, 2005	Period Ended	Year Ended
	(unaudited)	December 31, 2004	August 31, 2004
Operations:
Net investment income (loss)	$8,333,404	($373,919)	$4,887,817
Net realized gain on investments and foreign currency related transactions	7,115,585	12,295,327	9,880,061
Net change in unrealized appreciation on investments and foreign currency related transactions	15,218,460	131,675,214	28,678,000

Net increase in net assets from operations	30,667,449	143,596,622	43,445,878

Dividends and Distributions to Shareholders from:
Net investment income	—	(4,820,318)	(1,397,658)
Realized gains on investments	—	(10,645,798)	—

Net decrease in net assets resulting from distributions	—	(15,466,116)	(1,397,658)

Capital Share Transactions (net) (Note 1-K):	236,944,573	139,889,530	315,617,520

Total increase in net assets	267,612,022	268,020,036	357,665,740

Net Assets:
Beginning of period	855,152,713	587,132,677	229,466,937

End of period [including undistributed net investment income (loss) of $8,237,797, ($95,607), and $4,646,983, respectively]	$1,122,764,735	$855,152,713	$587,132,677

See accompanying notes to financial statements.
Matthews Asian Growth and Income Fund

	Six-Month
	Period Ended	Four-Month
	June 30, 2005	Period Ended	Year Ended
	(unaudited)	December 31, 2004	August 31, 2004
Operations:
Net investment income	$18,020,557	$8,118,252	$20,689,958
Net realized gain on investments and foreign currency related transactions	23,292,496	9,703,319	36,373,758
Net change in unrealized appreciation on investments and foreign currency related transactions	24,792,197	121,813,965	112,274,452

Net increase in net assets from operations	66,105,250	139,635,536	169,338,168

Dividends and Distributions to Shareholders from:
Net investment income	(17,444,312)	(27,982,588)	(16,238,863)
Realized gains on investments	—	(28,099,442)	(12,255,109)

Net decrease in net assets resulting from distributions	(17,444,312)	(56,082,030)	(28,493,972)

Capital Share Transactions (net) (Note 1-K):	161,609,096	145,751,266	333,039,912

Total increase in net assets	210,270,034	229,304,772	473,884,108

Net Assets:
Beginning of period	1,236,491,288	1,007,186,516	533,302,408

End of period [including undistributed net investment income (loss) of ($9,731,376), ($10,307,622), and $9,691,236, respectively]	$1,446,761,322	$1,236,491,288	$1,007,186,516

See accompanying notes to financial statements.
44    MATTHEWS ASIAN FUNDS

JUNE 30, 2005

Matthews Korea Fund

	Six-Month
	Period Ended	Four-Month
	June 30, 2005	Period Ended	Year Ended
	(unaudited)	December 31, 2004	August 31, 2004
Operations:
Net investment income (loss)	$1,052,544	($274,933)	$584,463
Net realized gain on investments and foreign currency related transactions	1,544,139	4,616,367	40,126,849
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	12,413,410	17,858,180	(20,703,622)

Net increase in net assets from operations	15,010,093	22,199,614	20,007,690

Dividends and Distributions to Shareholders from:
Net investment income	—	(246,627)	(111,729)
Realized gains on investments	—	(17,328,002)	(41,348,079)

Net decrease in net assets resulting from distributions	—	(17,574,629)	(41,459,808)

Capital Share Transactions (net) (Note 1-K):	6,824,003	12,970,291	(85,615,445)

Total increase (decrease) in net assets	21,834,096	17,595,276	(107,067,563)

Net Assets:
Beginning of period	127,794,451	110,199,175	217,266,738

End of period [including undistributed net investment income (loss) of $972,849, ($79,695), and $140,937, respectively]	$149,628,547	$127,794,451	$110,199,175

See accompanying notes to financial statements.
Matthews China Fund

	Six-Month
	Period Ended	Four-Month
	June 30, 2005	Period Ended	Year Ended
	(unaudited)	December 31, 2004	August 31, 2004
Operations:
Net investment income	$4,427,383	$1,063,383	$3,307,021
Net realized gain (loss) on investments and foreign currency related transactions	(1,112,900)	(1,737,281)	18,920,023
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(654,548)	37,381,655	(22,011,668)

Net increase in net assets from operations	2,659,935	36,707,757	215,376

Dividends and Distributions to Shareholders from:
Net investment income	—	(3,755,290)	(1,173,461)
Realized gains on investments	—	(13,885,616)	—

Net decrease in net assets resulting from distributions	—	(17,640,906)	(1,173,461)

Capital Share Transactions (net) (Note 1-K):	2,427,421	20,803,219	229,259,390

Total increase in net assets	5,087,356	39,870,070	228,301,305

Net Assets:
Beginning of period	380,121,470	340,251,400	111,950,095

End of period [including undistributed net investment income of $4,427,383, $0, and $2,696,162, respectively]	$385,208,826	$380,121,470	$340,251,400

See accompanying notes to financial statements.
800.789.ASIA [2742]    www.matthewsfunds.com    45

STATEMENTS OF CHANGES IN NET ASSETS

Matthews Japan Fund

	Six-Month
	Period Ended	Four-Month
	June 30, 2005	Period Ended	Year Ended
	(unaudited)	December 31, 2004	August 31, 2004
Operations:
Net investment income (loss)	$269,841	($198,170)	($719,327)
Net realized gain (loss) on investments and foreign currency related transactions	(2,149,441)	3,464,565	1,695,159
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(7,540,549)	13,716,288	5,815,943

Net increase (decrease) in net assets from operations	(9,420,149)	16,982,683	6,791,775

Dividends and Distributions to Shareholders from:
Net investment income	—	—	—
Realized gains on investments	—	—	—

Net decrease in net assets resulting from distributions	—	—	—

Capital Share Transactions (net) (Note 1-K):	(5,874,519)	(11,756,303)	164,810,307

Total increase (decrease) in net assets	(15,294,668)	5,226,380	171,602,082

Net Assets:
Beginning of period	200,481,885	195,255,505	23,653,423

End of period [including undistributed net investment loss of ($583,495), ($853,336), and ($689,614), respectively]	$185,187,217	$200,481,885	$195,255,505

See accompanying notes to financial statements.
Matthews Asian Technology Fund

	Six-Month
	Period Ended	Four-Month
	June 30, 2005	Period Ended	Year Ended
	(unaudited)	December 31, 2004	August 31, 2004
Operations:
Net investment income (loss)	$73,673	($101,441)	($104,586)
Net realized gain (loss) on investments and foreign currency related transactions	(279,559)	187,863	3,486,931
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	282,995	4,295,150	(2,095,574)

Net increase in net assets from operations	77,109	4,381,572	1,286,771

Dividends and Distributions to Shareholders from:
Net investment income	—	—	(18,196)
Realized gains on investments	—	—	—

Net decrease in net assets resulting from distributions	—	—	(18,196)

Capital Share Transactions (net) (Note 1-K):	(2,221,061)	187,191	14,259,517

Total increase (decrease) in net assets	(2,143,952)	4,568,763	15,528,092

Net Assets:
Beginning of period	38,865,423	34,296,660	18,768,568

End of period [including undistributed net investment income (loss) of $73,673, $0, and ($22,563), respectively]	$36,721,471	$38,865,423	$34,296,660

See accompanying notes to financial statements.
46    MATTHEWS ASIAN FUNDS

JUNE 30, 2005

Matthews Asia Pacific Fund

	Six-Month
	Period Ended	Four-Month
	June 30, 2005	Period Ended	Period Ended
	(unaudited)	December 31, 2004	August 31, 2004 1
Operations:
Net investment income (loss)	$826,203	($90,081)	$154,814
Net realized gain (loss) on investments and foreign currency related transactions	(736,568)	499,140	(264,757)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	1,622,707	15,010,643	(876,651)

Net increase (decrease) in net assets from operations	1,712,342	15,419,702	(986,594)

Dividends and Distributions to Shareholders from:
Net investment income	—	(190,985)	—
Realized gains on investments	—	(176,807)	—

Net decrease in net assets resulting from distributions	—	(367,792)	—

Capital Share Transactions (net) (Note 1-K):	54,712,054	20,768,393	77,208,823

Total increase in net assets	56,424,396	35,820,303	76,222,229

Net Assets:
Beginning of period	112,042,532	76,222,229	—

End of period [including undistributed net investment income (loss) of $816,818, ($9,385) and $176,402, respectively]	$168,466,928	$112,042,532	$76,222,229

[1]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.
See accompanying notes to financial statements.
800.789.ASIA [2742]    www.matthewsfunds.com    47

FINANCIAL HIGHLIGHTS

MATTHEWS PACIFIC TIGER FUND
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

	Six-Month
	Period Ended		Four-Month		Fiscal Years Ended August 31,
	6/30/05[1]		Period Ended
	(unaudited)		12/31/04[1]		2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$15.90		$13.22		$11.20	$8.54	$7.91	$12.35	$10.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.12		(0.01)		0.09	0.07	(0.01)	0.02	0.18
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.37		3.00		1.95	2.58	0.66	(3.37)	2.01

Total from investment operations	0.49		2.99		2.04	2.65	0.65	(3.35)	2.19

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.10)		(0.04)	—	(0.01)	(0.31)	(0.27)
Net realized gains on investments	—		(0.21)		—	—	(0.03)	(0.84)	—

Total distributions	—		(0.31)		(0.04)	—	(0.04)	(1.15)	(0.27)

Paid-in capital from redemption fees (Note 1-K)	0.01		—		0.02	0.01	0.02	0.06	0.02

Net Asset Value, end of period	$16.40		$15.90		$13.22	$11.20	$8.54	$7.91	$12.35

TOTAL RETURN	3.15%	[3]	22.69%	[3]	18.45%	31.15%	8.44%	(27.46%)	21.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,122,765		$855,153		$587,133	$229,467	$114,798	$76,503	$111,502

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor (Note 2)	1.32%	[2]	1.39%	[2]	1.50%	1.75%	1.79%	1.90%	1.88%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor	1.32%	[2]	1.36%	[2]	1.48%	1.75%	1.87%	1.90%	1.81%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor	1.70%	[2]	(0.19%)	[2]	0.93%	1.04%	(0.17%)	0.67%	1.49%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor	1.70%	[2]	(0.16%)	[2]	0.95%	1.04%	(0.09%)	0.67%	1.56%

Portfolio turnover	2.15%	[3]	3.82%	[3]	15.16%	28.24%	57.00%	63.59%	52.11%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.
See accompanying notes to financial statements.
48    MATTHEWS ASIAN FUNDS

JUNE 30, 2005

MATTHEWS ASIAN GROWTH AND INCOME FUND
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

	Six-Month
	Period Ended		Four-Month		Fiscal Years Ended August 31,
	6/30/05[1]		Period Ended
	(unaudited)		12/31/04[1]		2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$15.82		$14.65		$12.21	$10.71	$9.08	$10.50	$9.37

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.22		0.11		0.32	0.23	0.18	0.54	0.61
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.56		1.83		2.56	1.61	1.70	(0.49)	1.09

Total from investment operations	0.78		1.94		2.88	1.84	1.88	0.05	1.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.38)		(0.25)	(0.20)	(0.27)	(0.60)	(0.59)
Net realized gains on investments	—		(0.39)		(0.20)	(0.15)	—	(0.88)	—

Total distributions	(0.20)		(0.77)		(0.45)	(0.35)	(0.27)	(1.48)	(0.59)

Paid-in capital from redemption fees (Note 1-K)	—		—		0.01	0.01	0.02	0.01	0.02

Net Asset Value, end of period	$16.40		$15.82		$14.65	$12.21	$10.71	$9.08	$10.50

TOTAL RETURN	4.92%	[3]	13.32%	[3]	23.99%	17.81%	21.11%	1.15%	18.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,446,761		$1,236,491		$1,007,187	$533,302	$152,681	$24,447	$11,469

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor (Note 2)	1.29%	[2]	1.35%	[2]	1.45%	1.69%	1.77%	1.90%	1.97%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor	1.29%	[2]	1.31%	[2]	1.44%	1.69%	1.79%	1.90%	1.90%

Ratio of net investment income to average net assets before reimbursement, waiver or recapture of expenses by Advisor	2.72%	[2]	2.15%	[2]	2.27%	2.69%	2.13%	7.71%	6.17%

Ratio of net investment income to average net assets after reimbursement, waiver or recapture of expenses by Advisor	2.72%	[2]	2.19%	[2]	2.28%	2.69%	2.11%	7.71%	6.24%

Portfolio turnover	4.85%	[3]	7.32%	[3]	17.46%	13.33%	32.37%	33.94%	62.23%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.
See accompanying notes to financial statements.
800.789.ASIA [2742]    www.matthewsfunds.com    49

FINANCIAL HIGHLIGHTS

MATTHEWS KOREA FUND
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

	Six-Month
	Period Ended	Four-Month	Fiscal Years Ended August 31,
	6/30/05[1]	Period Ended
	(unaudited)	12/31/04[1]	2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$4.08	$3.94	$4.37	$4.42	$2.68	$5.19	$7.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS

Net investment income (loss)	0.03	—	0.04	0.01	(0.02)	(0.01)	(0.01)

Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.43	0.78	0.34	0.32	1.81	(0.90)	(1.45)

Total from investment operations	0.46	0.78	0.38	0.33	1.79	(0.91)	(1.46)

LESS DISTRIBUTIONS FROM:

Net investment income	—	(0.01)	—	—	(0.01)	—	—

Net realized gains on investments	—	(0.63)	(0.82)	(0.39)	(0.07)	(1.63)	(0.88)

Total distributions	—	(0.64)	(0.82)	(0.39)	(0.08)	(1.63)	(0.88)

Paid-in capital from redemption fees (Note 1-K)	0.01	—	0.01	0.01	0.03	0.03	0.04

Net Asset Value, end of period	$4.55	$4.08	$3.94	$4.37	$4.42	$2.68	$5.19

TOTAL RETURN	11.52% [3]	20.60% [3]	9.91%	8.80%	68.49%	(13.09%)	(22.92%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$149,629	$127,794	$110,199	$217,267	$253,003	$117,138	$115,158

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor (Note 2)	1.37%[2]	1.49%[2]	1.51%	1.72%	1.75%	1.78%	1.75%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor	1.37%[2]	1.31%[2]	1.50%	1.72%	1.75%	1.78%	1.75%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor	1.48%[2]	(0.87%)[2]	0.28%	0.17%	(0.64%)	0.75%	0.42%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor	1.48%[2]	(0.69%)[2]	0.29%	0.17%	(0.64%)	0.75%	0.42%

Portfolio turnover	2.86%[3]	6.53%[3]	18.40%	29.90%	46.52%	81.96%	47.80%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.
See accompanying notes to financial statements.
50  MATTHEWS ASIAN FUNDS

JUNE 30, 2005

MATTHEWS CHINA FUND
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

	Six-Month
	Period Ended	Four-Month	Fiscal Years Ended August 31,
	6/30/05[1]	Period Ended
	(unaudited)	12/31/04[1]	2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$14.01	$13.26	$11.54	$8.96	$9.21	$9.93	$8.48

INCOME FROM INVESTMENT OPERATIONS

Net investment income	0.16	0.03	0.08	0.11	0.05	0.24	0.09

Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	(0.06)	1.38	1.67	2.59	(0.20)	(0.61)	1.44

Total from investment operations	0.10	1.41	1.75	2.70	(0.15)	(0.37)	1.53

LESS DISTRIBUTIONS FROM:

Net investment income	—	(0.14)	(0.07)	(0.14)	(0.15)	(0.15)	(0.11)

Net realized gains on investments	—	(0.53)	—	—	—	(0.28)	—

Total distributions	—	(0.67)	(0.07)	(0.14)	(0.15)	(0.43)	(0.11)

Paid-in capital from redemption fees (Note 1-K)	0.01	0.01	0.04	0.02	0.05	0.08	0.03

Net Asset Value, end of period	$14.12	$14.01	$13.26	$11.54	$8.96	$9.21	$9.93

TOTAL RETURN	0.79% [3]	10.61% [3]	15.48%	30.88%	(1.16%)	(2.23%)	18.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$385,209	$380,121	$340,251	$111,950	$33,675	$19,843	$9,232

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor (Note 2)	1.32%[2]	1.47%[2]	1.52%	1.78%	1.97%	2.00%	2.15%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor	1.32%[2]	1.43%[2]	1.50%	1.79%	2.00%	2.00%	2.00%

Ratio of net investment income to average net assets before reimbursement, waiver or recapture of expenses by Advisor	2.34%[2]	0.81%[2]	1.02%	1.94%	0.99%	2.62%	1.54%

Ratio of net investment income to average net assets after reimbursement, waiver or recapture of expenses by Advisor	2.34%[2]	0.85%[2]	1.04%	1.93%	0.96%	2.62%	1.69%

Portfolio turnover	4.61%[3]	4.99%[3]	28.99%	19.34%	43.84%	61.07%	80.90%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.
See accompanying notes to financial statements.
800.789.ASIA [2742]  www.matthewsfunds.com  51

FINANCIAL HIGHLIGHTS

MATTHEWS JAPAN FUND
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

	Six-Month
	Period Ended	Four-Month	Fiscal Years Ended August 31,
	6/30/05[1]	Period Ended
	(unaudited)	12/31/04[1]	2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$16.12	$14.73	$10.90	$9.60	$11.22	$20.76	$21.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS

Net investment income (loss)	0.02	(0.02)	(0.05)	(0.03)	(0.07)	(0.26)	(0.24)

Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	(0.75)	1.40	3.82	1.30	(1.39)	(7.99)	(0.29)

Total from investment operations	(0.73)	1.38	3.77	1.27	(1.46)	(8.25)	(0.53)

LESS DISTRIBUTIONS FROM:

Net investment income	—	—	—	—	(0.27)	(0.37)	—

Net realized gains on investments	—	—	—	—	—	(1.03)	(0.54)

Total distributions	—	—	—	—	(0.27)	(1.40)	(0.54)

Paid-in capital from redemption fees (Note 1-K)	0.01	0.01	0.06	0.03	0.11	0.11	0.13

Net Asset Value, end of period	$15.40	$16.12	$14.73	$10.90	$9.60	$11.22	$20.76

TOTAL RETURN	(4.47%)[3]	9.44%[3]	35.14%	13.54%	(12.20%)	(40.92%)	(1.75%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$185,187	$200,482	$195,256	$23,653	$9,399	$7,758	$23,869

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor (Note 2)	1.31%[2]	1.40%[2]	1.46%	1.92%	1.91%	2.08%	1.88%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor	1.31%[2]	1.38%[2]	1.45%	2.00%	2.00%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor	0.27%[2]	(0.33%)[2]	(0.72%)	(0.97%)	(1.25%)	(0.90%)	(0.36%)

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor	0.27%[2]	(0.31%)[2]	(0.71%)	(1.05%)	(1.34%)	(0.82%)	(0.48%)

Portfolio turnover	6.17%[3]	5.30%[3]	14.57%	77.30%	113.23%	71.09%	23.00%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.
See accompanying notes to financial statements.
52   MATTHEWS ASIAN FUNDS

JUNE 30, 2005

MATTHEWS ASIAN TECHNOLOGY FUND
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

	Six-Month
	Period Ended	Four-Month	Fiscal Years Ended August 31,				Period
	6/30/05[1]	Period Ended					Ended
	(unaudited)	12/31/04[1]	2004	2003	2002	2001	8/31/00[2]
Net Asset Value, beginning of period	$5.45	$4.83	$4.30	$3.13	$3.53	$7.61	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS

Net investment income (loss)	0.01	(0.02)	(0.02)	(0.01)	(0.10)	(0.05)	0.22

Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.01	0.64	0.53	1.16	(0.31)	(3.97)	(2.65)

Total from investment operations	0.02	0.62	0.51	1.15	(0.41)	(4.02)	(2.43)

LESS DISTRIBUTIONS FROM:

Net investment income	—	—	—	—	(0.04)	(0.22)	—

Net realized gains on investments	—	—	—	—	—	—	—

Total distributions	—	—	—	—	(0.04)	(0.22)	—

Paid-in capital from redemption fees (Note 1-K)	—	—	0.02	0.02	0.05	0.16	0.04

Net Asset Value, end of period	$5.47	$5.45	$4.83	$4.30	$3.13	$3.53	$7.61

TOTAL RETURN	0.37%[4]	12.84%[4]	12.40%	37.38%	(10.40%)	(51.54%)	(23.90%)[4]

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$36,721	$38,865	$34,297	$18,769	$6,879	$9,607	$24,570

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor (Note 2)	1.48%[3]	1.64%[3]	1.63%	2.10%	2.01%	2.69%	2.66%[3]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor	1.48%[3]	1.60%[3]	1.91%	2.00%	2.00%	2.00%	2.00%[3]

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor	0.40%[3]	(0.89%)[3]	(0.03%)	(0.71%)	(1.56%)	1.14%	3.75%[3]

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor	0.40%[3]	(0.85%)[3]	(0.31%)	(0.61%)	(1.55%)	1.83%	4.41%[3]

Portfolio turnover	9.06%[4]	7.36%[4]	41.25%	72.03%	103.60%	181.24%	50.35%[4]

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	The Matthews Asian Technology Fund commenced operations on December 27, 1999.

[3]	Annualized.

[4]	Not annualized.
See accompanying notes to financial statements.
800.789.ASIA [2742]   www.matthewsfunds.com  53

FINANCIAL HIGHLIGHTS

MATTHEWS ASIA PACIFIC FUND
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

	Six-Month
	Period Ended	Four-Month
	6/30/05[1]	Period Ended	Period Ended
	(unaudited)	12/31/04[1]	8/31/04[2]
Net Asset Value, beginning of period	$12.58	$10.70	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS

Net investment income (loss)	0.06	(0.01)	0.02

Net realized gain and unrealized appreciation on investments and foreign currency	0.08	1.93	0.66

Total from investment operations	0.14	1.92	0.68

LESS DISTRIBUTIONS FROM:

Net investment income	—	(0.02)	—

Net realized gains on investments	—	(0.02)	—

Total distributions	—	(0.04)	—

Paid-in capital from redemption fees (Note 1-K)	—	—	0.02

Net Asset Value, end of period	$12.72	$12.58	$10.70

TOTAL RETURN	1.11%[4]	18.00%[4]	7.00%[4]

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$168,467	$112,043	$76,222

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor (Note 2)	1.35%[3]	1.52%[3]	1.67%[3]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor	1.35%[3]	1.51%[3]	1.66%[3]

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor	1.18%[3]	(0.31%)[3]	0.38%[3]

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor	1.18%[3]	(0.30%)[3]	0.39%[3]

Portfolio turnover	5.97%[4]	1.28%[4]	10.75%[4]

[1]	The Funds fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.

[3]	Annualized.

[4]	Not annualized.
See accompanying notes to financial statements.
54    MATTHEWS ASIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	SIGNIFICANT ACCOUNTING POLICIES

Matthews Asian Funds (the “Trust”) is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently issues seven separate series of shares (each a “Fund” and collectively, the“Funds”): Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund and Matthews Asia Pacific Fund. Matthews Pacific Tiger Fund, Matthews Korea Fund and Matthews China Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Effective December 31, 2004, the Funds fiscal year end changed from August 31 to December 31. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees when no market quotations are available or when market quotations have become unreliable. The Board of Trustees has delegated the responsibility of making fair value determinations to the Pricing Committee of Matthews International Capital Management, LLC (the “Advisor”), subject to the Funds’ Pricing Policies. The Funds have retained a third-party pricing service which may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investment in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are determined at the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed.
Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities,
800.789.ASIA [2742]  www.matthewsfunds.com  55

NOTES TO FINANCIAL STATEMENTS
and forward contracts stated in foreign currency are translated into U.S.–dollar equivalents at the prevailing market rates.
At June 30, 2005, Moulin Global Eyecare was marked illiquid by the Funds’ Valuation Committee, as it is no longer available to be sold on an exchange. At June 30, 2005, the security’s market value was also marked down to 0.05 Hong Kong dollars (HKD) as approved by the Board of Trustees reflecting, in good faith efforts, its fair value. At June 30, 2005, a price of 0.05 HKD, corresponded to market values of $104,658 in the Pacific Tiger Fund and $46,274 in the China Fund.
B.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may engage in forward foreign currency exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by the Advisor. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparts to the contract are unable to meet the terms of their contracts.

C.	RISKS ASSOCIATED WITH FOREIGN SECURITIES: Investments by the Funds in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty in predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government.

D.	FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended June 30, 2005. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States and the use of the tax accounting practice known as equalization.

Under current tax law, capital and currency losses realized after October 31 and prior to the Funds’ fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2004 were as follows:
56            MATTHEWS ASIAN FUNDS

JUNE 30, 2005

	POST	POST
	OCTOBER	OCTOBER
	CAPITAL	CURRENCY
	LOSSES	LOSSES
Matthews Pacific Tiger Fund	$—	($97,522)
Matthews Asian Growth and Income Fund	—	(68,447)
Matthews Korea Fund	—	(52,643)
Matthews China Fund	(1,905,409)	—
Matthews Asian Technology Fund	(35,907)	—
Matthews Asia Pacific Fund	—	(9,385)
For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2004, which expire in the year indicated, and are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2007	2008	2009	2010	2011	2012	TOTAL
Matthews China Fund	$—	$—	$—	$—	$—	($78,979)	($78,979)
Matthews Japan Fund	—	—	—	(3,216,093)	—	—	(3,216,093)
Matthews Asian
Technology Fund	(22,583)	(5,375,361)	(5,967,059)	(3,461,198)	—	—	(14,826,201)
Aggregate unrealized appreciation and depreciation on a federal tax basis are disclosed in the Statements of Investments. The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market adjustments.
E.	DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

F.	ORGANIZATION COSTS: Organization costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

G.	DISTRIBUTION TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund, and Matthews Asia Pacific Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

The tax character of distributions paid for the four-month period ended December 31, 2004 were as follows:

	ORDINARY	LONG TERM	TOTAL TAXABLE
	INCOME	CAPITAL GAINS	DISTRIBUTIONS
Matthews Pacific Tiger Fund	$12,808,269	$2,657,847	$15,466,116
Matthews Asian Growth and Income Fund	34,804,545	21,277,485	56,082,030
Matthews Korea Fund	246,627	17,328,002	17,574,629
Matthews China Fund	3,755,290	13,885,616	17,640,906
Matthews Asia Pacific Fund	367,792	—	367,792
800.789. ASIA [2742]       www.matthews funds.com       57

NOTES TO FINANCIAL STATEMENTS

H.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets.

I.	USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

J.	OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

K.	CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.
MATTHEWS PACIFIC TIGER FUND

	SIX-MONTH PERIOD ENDED		FOUR-MONTH PERIOD ENDED		YEAR ENDED
	JUNE 30, 2005(UNAUDITED)		DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	22,509,483	$360,527,901	10,861,164	$161,170,011	42,210,845	$553,297,425
Shares issued through reinvestment of dividends	—	—	939,003	14,319,805	102,761	1,284,573
Shares redeemed	(7,840,484)	(123,927,299)	(2,425,788)	(35,600,286)	(18,399,797)	(238,964,478)

Net increase	14,668,999	$236,600,602	9,374,379	$139,889,530	23,913,809	$315,617,520

MATTHEWS ASIAN GROWTH AND INCOME FUND

	SIX-MONTH PERIOD ENDED		FOUR-MONTH PERIOD ENDED		YEAR ENDED
	JUNE 30, 2005 (UNAUDITED)		DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	14,053,705	$226,134,584	8,932,041	$138,085,292	40,882,235	$555,066,165
Shares issued through reinvestment of dividends	980,431	16,177,113	3,293,024	51,173,594	1,880,015	25,405,726
Shares redeemed	(5,016,237)	(80,749,311)	(2,816,789)	(43,507,620)	(17,654,943)	(247,431,979)

Net increase	10,017,899	$161,562,386	9,408,276	$145,751,266	25,107,307	$333,039,912

MATTHEWS KOREA FUND

	SIX-MONTH PERIOD ENDED		FOUR-MONTH PERIOD ENDED		YEAR ENDED
	JUNE 30, 2005 (UNAUDITED)		DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	8,403,903	$37,142,993	3,469,304	$14,582,599	16,683,706	$70,846,837
Shares issued through reinvestment of dividends	—	—	4,210,605	16,337,147	5,710,659	22,455,641
Shares redeemed	(6,876,805)	(30,435,454)	(4,341,030)	(17,949,455)	(44,086,992)	(178,917,923)

Net increase (decrease)	1,527,098	$6,707,539	3,338,879	$12,970,291	(21,692,627)	($85,615,445)

58           MATTHEWS ASIAN FUNDS

JUNE 30 , 2005

MATTHEWS CHINA FUND

	SIX-MONTH PERIOD ENDED		FOUR-MONTH PERIOD ENDED		YEAR ENDED
	JUNE 30, 2005 (UNAUDITED)		DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	5,595,865	$78,470,734	4,375,395	$61,741,286	32,717,708	$458,457,166
Shares issued through reinvestment of dividends	—	—	1,142,315	16,232,294	81,100	1,089,212
Shares redeemed	(5,440,022)	(76,155,082)	(4,047,391)	(57,170,361)	(16,834,124)	(230,286,988)

Net increase	155,843	$2,315,652	1,470,319	$20,803,219	15,964,684	$229,259,390

MATTHEWS JAPAN FUND

	SIX-MONTH PERIOD ENDED		FOUR-MONTH PERIOD ENDED		YEAR ENDED
	JUNE 30, 2005 (UNAUDITED)		DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	3,332,843	52,846,526	3,632,824	$53,123,634	17,265,451	$250,032,677
Shares issued through reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(3,741,353)	(58,790,849)	(4,450,277)	(64,879,937)	(6,181,657)	(85,222,370)

Net increase (decrease)	(408,510)	($5,944,323)	(817,453)	($11,756,303)	11,083,794	$164,810,307

MATTHEWS ASIAN TECHNOLOGY FUND

	SIX-MONTH PERIOD ENDED		FOUR-MONTH PERIOD ENDED		YEAR ENDED
	JUNE 30, 2005 (UNAUDITED)		DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,228,456	$6,626,353	1,152,449	$5,878,233	9,485,777	$46,781,267
Shares issued through reinvestment of dividends	—	—	—	—	3,666	16,797
Shares redeemed	(1,649,794)	(8,855,048)	(1,125,047)	(5,691,042)	(6,753,759)	(32,538,547)

Net increase (decrease)	(421,338)	($2,228,695)	27,402	$187,191	2,735,684	$14,259,517

MATTHEWS ASIA PACIFIC FUND*

	SIX-MONTH PERIOD ENDED		FOUR-MONTH PERIOD ENDED		PERIOD ENDED
	JUNE 30, 2005 (UNAUDITED)		DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	5,651,832	$71,171,738	2,315,867	$26,850,048	8,608,738	$92,928,911
Shares issued through reinvestment of dividends	—	—	26,617	319,672	—	—
Shares redeemed	(1,316,063)	(16,495,936)	(561,366)	(6,401,327)	(1,484,902)	(15,720,088)

Net increase	4,335,769	$54,675,802	1,781,118	$20,768,393	7,123,836	$77,208,823

*	Matthews Asia Pacific Fund commenced operations on October 31, 2003.
800.789.ASIA [2742]      www.matthewsfunds.com          59

NOTES TO FINANCIAL STATEMENTS

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.
The redemption fees returned to the assets of the Funds were as follows:

	SIX-MONTH	FOUR-MONTH
	PERIOD ENDED	PERIOD ENDED	YEAR ENDED
	JUNE 30, 2005 (UNAUDITED)	DECEMBER 31, 2004	AUGUST 31, 2004
Matthews Pacific Tiger Fund	$343,971	$46,003	$764,625
Matthews Asian Growth and Income Fund	46,710	17,286	270,983
Matthews Korea Fund	116,464	36,999	179,713
Matthews China Fund	111,769	151,718	919,439
Matthews Japan Fund	69,804	96,091	813,418
Matthews Asian Technology Fund	7,634	6,384	171,537
Matthews Asia Pacific Fund	36,252	4,628	105,818
2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds an annual investment management fee payable at the end of each calendar month based on each Fund’s respective average daily net asset value for the month. Beginning September 1, 2004, the fee is charged at a rate of 0.75% of average daily net assets if assets in the Matthews Asian Funds complex (the “complex”) are up to $2 billion. The rate is reduced to 0.70% of average daily net assets if assets in the complex are between $2 billion and $5 billion, and reduced to 0.65% of average daily net assets if assets in the complex are over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.0166% of average daily net assets if assets in the complex are between $3 billion and $4 billion. The voluntary waiver increases to 0.0333% of average daily net assets if assets in the complex are between $4 billion and $5 billion.

Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. The Funds paid the Independent Trustees $37,500 in aggregate for regular compensation during the six-month period ended June 30, 2005; no special compensation was paid during this period.
60            MATTHEWS ASIAN FUNDS

JUNE 30, 2005

Investment advisory fees charged and waived, for the six-month period ended June 30, 2005, were as follows:

	VOLUNTARY	GROSS	ADVISORY FEES	NET
	EXPENSE	ADVISORY	WAIVED BY	ADVISORY
	LIMITATION	FEES	THE ADVISOR	FEES
Matthews Pacific Tiger Fund	1.90%	$3,575,892	($6,095)	$3,569,797
Matthews Asian Growth and Income Fund	1.90%	4,834,619	(8,050)	4,826,569
Matthews Korea Fund	2.00%	519,531	(863)	518,668
Matthews China Fund	2.00%	1,382,696	(2,261)	1,380,435
Matthews Japan Fund	2.00%	727,274	(1,171)	726,103
Matthews Asian Technology Fund	2.00%	134,955	(216)	134,739
Matthews Asia Pacific Fund	1.90%	512,224	(889)	511,335
The investment advisory agreements provide that any reductions made by the Advisor in its fees, in the event a Fund’s expenses exceed the voluntary expense limitation, are subject to reimbursements by such Fund within the following three years provided that such Fund is able to effect such reimbursements and remain in compliance with applicable expense limitations. The Funds had no expenses available for recoupment by the Advisor at June 30, 2005. There were no fees waived by the Advisor that were subject to reimbursement during the six-month period ended June 30, 2005.
The Funds have an administration and shareholder servicing agreement, pursuant to which, the Funds reimburse the Advisor for administration and shareholder servicing activities based on each Fund’s average daily net assets. The fee is charged at a rate of 0.25% of average daily net assets if assets in the complex are up to $2 billion. The rate is reduced to 0.20% of average daily net assets if assets in the complex between $2 billion and $5 billion, and reduced to 0.15% of average daily net assets if assets in the complex are over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.0166% of average daily net assets if assets in the complex are between $3 billion and $4 billion. The voluntary waiver increases to 0.0333% of average daily net assets if assets in the complex are between $4 billion and $5 billion.
Fees charged and waived under the administration and shareholder servicing agreement for the period ended June 30, 2005, were as follows:

	GROSS	ADMINISTRATION	NET
	ADMINISTRATION	& SHAREHOLDER	ADMINISTRATION	NET FEES
	& SHAREHOLDER	SERVICING FEES	& SHAREHOLDER	IN BASIS
	SERVICING FEES	WAIVED	SERVICING FEES	POINTS
Matthews Pacific Tiger Fund	$1,129,875	($6,095)	$1,123,780	0.23%
Matthews Asian Growth and Income Fund	1,527,905	(8,050)	1,519,855	0.23%
Matthews Korea Fund	164,190	(863)	163,327	0.23%
Matthews China Fund	437,044	(2,261)	434,783	0.23%
Matthews Japan Fund	229,906	(1,171)	228,735	0.23%
Matthews Asian Technology Fund	42,665	(216)	42,449	0.23%
Matthews Asia Pacific Fund	161,821	(889)	160,932	0.23%
800.789.ASIA [2742]      www.matthewsfunds.com            61

NOTES TO FINANCIAL STATEMENTS

The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds’ transfer agent), which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the six-month period ended June 30, 2005 are reflected in the Statement of Operations as follows:

		ADMINISTRATION &
	TRANSFER	SHAREHOLDER
	AGENT FEES	SERVICING FEES	TOTAL
Matthews Pacific Tiger Fund	$596,598	$293,847	$890,445
Matthews Asian Growth and Income Fund	806,258	397,112	1,203,370
Matthews Korea Fund	87,243	42,970	130,213
Matthews China Fund	231,280	113,914	345,194
Matthews Japan Fund	121,837	60,009	181,846
Matthews Asian Technology Fund	22,459	11,062	33,521
Matthews Asia Pacific Fund	85,307	42,017	127,324
PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, serves as the Trust’s Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust’s Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for PFPC for the period ended June 30, 2005 were $584,783 for administrative and accounting services and $281,164 for transfer agent services. The Bank of New York serves as custodian to the Trust.
PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement.
62            MATTHEWS ASIAN FUNDS

JUNE 30, 2005

3.	INVESTMENT TRANSACTIONS

Investment transactions for the six-month period ended June 30, 2005, excluding short-term investments, were as follows:

		PROCEEDS
	PURCHASES	FROM SALES
Matthews Pacific Tiger Fund	$252,693,969	$20,837,527
Matthews Asian Growth and Income Fund	250,931,114	63,522,501
Matthews Korea Fund	9,890,831	4,024,532
Matthews China Fund	22,280,476	17,450,859
Matthews Japan Fund	12,196,327	17,646,768
Matthews Asian Technology Fund	3,361,311	5,569,995
Matthews Asia Pacific Fund	60,268,569	8,245,941
800.789.ASIA [2742]     www.matthewsfunds.com          63

MATTHEWS ASIAN FUNDS	JUNE 30, 2005

BOARD OF TRUSTEES
Independent Trustees:
Richard K. Lyons, Chairman
Robert K. Connolly
Toshi Shibano
Interested Trustee1:
David FitzWilliam-Lay
OFFICERS
G. Paul Matthews
Mark W. Headley
Rodney D. Yee
Manoj K. Pombra
John P. McGowan
Andrew T. Foster
Shai Malka
INVESTMENT ADVISOR
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA [2742]
ACCOUNT SERVICES
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
800-789-ASIA [2742]
CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286
LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street
San Francisco, CA 94105

1 As defined under the Investment Company Act of 1940, as amended.
64            MATTHEWS ASIAN FUNDS

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Matthews International Funds

By (Signature and Title)* /s/ G. Paul Matthews

G. Paul Matthews, President
(principal executive officer)

Date	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ G. Paul Matthews

G. Paul Matthews, President
(principal executive officer)

Date	September 7, 2005

By (Signature and Title)* /s/ Shai Malka

Shai Malka, Treasurer
(principal financial officer)

Date	September 7, 2005

* Print the name and title of each signing officer under his or her signature.